                                                                FILE NO. 2-51173
                                                               FILE NO. 811-2480


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933


                         Pre-Effective Amendment No.     [ ]


                       Post-Effective Amendment No. 39   [x]


                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                Amendment No. 38         [x]
                              SECURITY FIRST TRUST
               (Exact Name of Registrant as Specified in Charter)
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064
                    (Address of Principal Executive Offices)
                        ---------------------------------

                                 (310) 312-6100
                         (Registrant's Telephone Number)

Richard C. Pearson, Esquire                 Copies To:
Security First Life Insurance Company               John Dudley
11365 West Olympic Boulevard                        Sullivan & Worcester
Los Angeles, California  90064                      1025 Connecticut Ave., N.W.
(Name and Address of Agent for Service)             Washington, D.C.  20036
                        --------------------------------

It is proposed that this filing will become effective:

____     immediately upon filing pursuant to paragraph (b)
_X__     on November 29, 1999, pursuant to paragraph (b) of Rule 485
____     60 days after filing pursuant to paragraph (a)(1)
____     on [date] to paragraph (a)(1)
____     75 days after filing pursuant to paragraph (a)(2)
____     on [date] pursuant to paragraph (a)(2) of Rule 485
____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant declares that it has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The most recent Rule 24f-2 Notice was filed on September 17, 1999.


                              SECURITY FIRST TRUST
                              CROSS REFERENCE SHEET


ITEM NUMBER IN FORM N-1A                                 HEADINGS IN PROSPECTUS
------------------------                                 ----------------------
                                                         OR STATEMENT OF
                                                         ---------------
                                                         ADDITIONAL INFORMATION
                                                         ----------------------

                                                   PART A


1.   Cover Page                                       Cover (Prospectus)

2.   Risk/Return Summary:                             Risk/Return Summary
     Investments, Risk, and Performance

3.   Risk/Return Summary: Fee Table                   Expense Summary

4.   Investment Objectives, Principal                 Risk/Return summary; Growth and Income Series;
     Investment Strategies, Related Risks             Bond Series; Equity Series; U.S. Government Income
                                                      Series Certain Investment Strategies and Risks

5.   Management's Discussion of                       Bar Chart and Performance Table
     Fund Performance

6.   Management, Organization, and                    Management of the Series
     Capital Structure

7.   Shareholder Information                          Description of the Shares

8.   Distribution Arrangements                        Other Information

9.   Financial Highlights Information                 Financial Highlights

                                                   PART B

10.  Cover Page and Table of Contents                 Cover (Statement of Additional Information);
                                                      Table of Contents

11.  Fund History                                     The Trust

12.  Description of the Fund and Its                  The Trust
     Investments

13.  Management of the Fund                           Management of the Trust

14.  Control Persons and Principal                    Principal Holders of Securities
     Holders of Securities


                                                      Investment Adviser and Other Services; Custodian;
15.  Investment Advisory and Other                    Independent Auditors; Legal Counsel

16.  Brokerage Allocation and Other                   Brokerage
     Practices

17.  Capital Stock and Other Securities               *


18.  Purchase, Redemption and Pricing of Shares       Pricing and Redemption of Securities Being
                                                      Offered; Federal Registration of Shares

19.  Taxation of the Fund                             Taxation

20.  Underwriters                                     *

21.  Calculations of Performance Data                 *

22.  Financial Statements                             Financial Statements

                                                   PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.







* Omitted from Prospectus or Statement of Additional Information because Item is not applicable.

                              ____________________

                              SECURITY FIRST TRUST
                                   PROSPECTUS
                                NOVEMBER 29, 1999
                              ____________________

                     T. ROWE PRICE GROWTH AND INCOME SERIES
                          NEUBERGER BERMAN BOND SERIES
                             BLACKROCK EQUITY SERIES
                     BLACKROCK U.S. GOVERNMENT INCOME SERIES

              ____________________________________________________


This prospectus describes the four series of the Security First Trust ("the Trust"):

1. T. ROWE PRICE GROWTH AND INCOME SERIES ("Growth and Income Series") seeks to provide reasonable current income and long-term growth of capital and income;

2. NEUBERGER BERMAN BOND SERIES ("Bond Series") seeks to maximize investment income over the long term and conserve principal;

3. BLACKROCK EQUITY SERIES ("Equity Series") seeks to provide growth of capital and income; and

4. BLACKROCK U.S. GOVERNMENT INCOME SERIES ("Government Income Series") seeks to provide current income.


THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT AND KEEP IT FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. TO SUGGEST OTHERWISE IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
IMPORTANT NOTICE: THE FDIC OR ANY OTHER GOVERNMENT AGENCY DOES NOT INSURE THESE SERIES. THEY ARE NOT DEPOSITS, OBLIGATIONS, OR GUARANTEED BY ANY BANK. THEY INVOLVE INVESTMENT RISKS, WHICH INCLUDE THE POSSIBLE LOSS OF ANY PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

-----------------
TABLE OF CONTENTS
-----------------


I.       Expense Summary ...................................................  1

II.      Risk/Return Summary ...............................................  2

         1.   Growth and Income Series......................................  2

         2.   Bond Series ..................................................  7

         3.   Equity Series................................................. 12

         4.   Government Income Series...................................... 17

III.     Certain Investment Strategies and Risks............................ 20

IV.      Management of the Series........................................... 21

V.       Description of the Shares.......................................... 22

VI.      Other Information.................................................. 23

VII.     Financial Highlights............................................... 27

The Trust offers shares of its four series to separate accounts established by life insurance companies to fund variable contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. The series are described below:

------------------
I. EXPENSE SUMMARY
------------------

*    EXPENSE TABLE

     This table describes the expense that you may pay when you hold shares of the series. These fees and expenses DO NOT take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

     ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):

     -------------------------------------- -------------------- ------------------ ------------------ -----------------------
                                            GROWTH AND INCOME                                          GOVERNMENT INCOME
                                            SERIES               BOND SERIES        EQUITY SERIES      SERIES
     -------------------------------------- -------------------- ------------------ ------------------ -----------------------
     MANAGEMENT FEE                         .50%                 .50%               .70%               .55%
     -------------------------------------- -------------------- ------------------ ------------------ -----------------------
     OTHER EXPENSES                         .09%                 .16%               .11%               .16%
     -------------------------------------- -------------------- ------------------ ------------------ -----------------------
     TOTAL ANNUAL EXPENSES                  .59%                 .66%               .81%               .71%
     -------------------------------------- -------------------- ------------------ ------------------ -----------------------

*    EXAMPLE OF EXPENSES

     These examples are intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

     The examples assume that:

o You invest $10,000.00 in the series for the time periods indicated and you redeem your shares at the end of the time periods;
o Your investment has a 5% return each year and dividends and other distributions are reinvested; and
o    The series' operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

              ------------------------------------ ------------- ------------ ------------ --------------
              SERIES                               1 YEAR        3 YEARS      5 YEARS      10 YEARS
              ------------------------------------ ------------- ------------ ------------ --------------
              GROWTH AND INCOME SERIES             60            189          329          738
              ------------------------------------ ------------- ------------ ------------ --------------
              BOND SERIES                          67            211          368          822
              ------------------------------------ ------------- ------------ ------------ --------------
              EQUITY SERIES                        83            259          450          1002
              ------------------------------------ ------------- ------------ ------------ --------------
              GOVERNMENT INCOME SERIES             73            227          395          883
              ------------------------------------ ------------- ------------ ------------ --------------

 ------------------------
 II.  RISK RETURN SUMMARY
 ------------------------

Investment strategies that are common to all series are described under the caption "Certain Investment Strategies"

1.   GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------

*    INVESTMENT OBJECTIVE

     The series' main investment objective is capital growth and income production.


*    PRINCIPAL INVESTMENT POLICIES

     To meet these goals, the series usually invests at least 65% of its assets in common stocks of well-established companies paying above-average dividends. The series may also invest in other securities. These may include preferred stock, stock in foreign companies and fixed-income investments.

     The series' investment goals are meant to be flexible enough to allow the series to invest in different equity securities and fixed-income investments. The subadvisor typically employs a "value" approach in selecting investments. companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth are sought. As a result, you can expect the series to vary its investments from time to time based upon the management's view of:

     o    business and market conditions,
     o    fiscal and monetary policies, and
     o    underlying asset values.

     Growth and Income Series may sell securities for a variety of reasons, such as to secure gains, limit losses; or deploy assets in more promising investments.


*    PRINCIPAL RISKS

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to fall are described below. As with any mutual fund, the share price of the series will change daily based on market conditions and other factors.

     Please note that there are many circumstances that could cause the value of your investment in the series to decline that are not described here. These circumstances could prevent the series from reaching its objectives.

     The principal risks of investing in the series are:

     o MARKET RISK - The risk that the price of a security held by the series will fall due to changing economic, political, or market conditions.

     o COMPANY RISK - Since securities' prices react to the economic condition of the company that issued those securities, the series' investments may rise or fall in a particular company based on:

          -    the issuer's real or anticipated earnings,
          -    changes in the issuer's management, and
          -    the potential for takeovers and acquisitions.
          - The series' emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

     o VALUE APPROACH RISK - This is the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The series' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

     o FOREIGN MARKETS RISK - Investing in foreign securities involves risks that relate to political, social and economic development. You may also experience risks that come from the differences between how U.S. and foreign markets are regulated.

          -    These risks may include:

               -    government seizure of company assets,
               -    excessive taxation,
               -    withholding taxes on dividends and interest,
               -    limitations on the use of your portfolio, and
               -    social instability.

          - Foreign securities often trade in money other than U.S. dollars. Changes in currency exchange rates will affect:

               -    the series' net asset value,
               -    the value of your dividends and earned interest, and
               -    gains and losses from the sale of securities. ss.

          -    Enforcing your legal rights may be difficult, costly and slow.

          - Foreign companies may not be subject to U.S. accounting standards or government regulation.

          -    Foreign markets may be less liquid and more unstable.

          - Changes in the value of the U.S. dollar may cause changes in the value of the series.

     It is important to remember that, as with any mutual fund, you could lose money on your investment in the Growth and Income Series.

     *    PORTFOLIO TURNOVER

     The Growth and Income Series conducts portfolio transactions to:

          o    achieve its investment objective as market conditions change,
          o    invest new money obtained from selling its shares, and
          o    meet redemption requests.

     The Growth and Income Series may dispose of portfolio securities at any time if it appears that selling the securities will help achieve the investment objective. Relatively high portfolio turnover, however, may result in higher transaction costs to the series. It is anticipated that the portfolio trading the portfolio manager engages in will result in an annual rate of turnover that is less than 200%.


     *    BAR CHART AND PERFORMANCE TABLE

          The chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in its performance over time.

          The performance table also shows how the series' performance compares over time with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily show how the series will perform in the future.

          The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

          o    BAR CHART

          The chart shows changes in the annual total returns of the series' shares for the last ten years, assuming distributions were reinvested.





                    [GROWTH & INCOME SERIES BAR CHART HERE]






          During the period shown in the bar chart, the highest quarterly return was 16.33% (for the calendar quarter ended March 1991), and the lowest quarterly return was -16.17% (for the calendar quarter ended September
          1990).

o    PERFORMANCE TABLE

          The table shows how the average annual total returns as of Dec. 31, 1998, of the series' shares compare to a broad measure of market performance, assuming distributions were reinvested.

                      -------------------------- ------------- ------------- -------------
                                                 1 Year        5 Years       10 Years
                      -------------------------- ------------- ------------- -------------
                      Growth and Income Series   10.16%        18.08%        14.85%
                      -------------------------- ------------- ------------- -------------
                      S&P 500 Index              28.58%        24.06%        19.21%
                      -------------------------- ------------- ------------- -------------

          *    PORTFOLIO MANAGER

               Security First Investment Management Corporation ("Security Management") currently manages the series under a Master Investment Management and Advisory Agreement dated October 30, 1997.

The Advisory Agreement gives Security Management the power to hire one or more sub-advisers, subject to its own supervision. Based on this authority, and with the approval of shareholders, Security Management entered into a Sub-Advisory Agreement with Price Associates, dated October 30, 1997. For the fiscal year ended July 31, 1999, pursuant to the subadvisory agreement, Security Management paid a fee of $1,118,247.00 to Price Associates.

               Price Associates is a Maryland corporation that was incorporated in 1947. It is the successor to the investment counseling business founded by Mr. T. Rowe Price in 1937. Its principal offices are at:

                              100 East Pratt Street
                           Baltimore, Maryland 21202.

               Price Associates and some of its subsidiaries serve as investment advisers to individuals and institutional investors (such as mutual funds), with total assets under supervision of approximately $157.4 billion as of September 30, 1999. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

               Price Associates provides investment management services to the series. This means Price Associates may:

               -    purchase or sell securities on behalf of the Trust,
               - communicate with brokers, dealers, custodians or other parties on behalf of the Trust,
               -    allocate brokerage, and
               -    obtain research services.

               In performing these services, Price Associates must analyze information that relates to the economy, industries, business and securities when necessary. Price Associates must also form its own plan for performing these services.

               Mr. Brian C. Rogers is the primary portfolio manager for the Growth and Income Series. He has held this position since 1989. Mr. Rogers has been employed with Price Associates more than 10 years. He is a Director and Managing Director of the company. His other duties include management of two publicly offered T. Rowe Price mutual funds and separate institutional investment accounts.

2.   BOND SERIES
--------------------------------------------------------------------------------

*    INVESTMENT OBJECTIVE

     The series' primary investment objective is to achieve the highest long-term investment income with the preservation of capital.

     The series' secondary objective is growth of principal and income by investing in common and preferred stocks.


*    PRINCIPAL INVESTMENT POLICIES

     The series' investment goals are to purchase securities that will generate investment income. To meet this goal, the series mainly invests in marketable debt securities. The Bond Series does not usually buy securities for short-term profits. As a result, its portfolio changes occur gradually. The series, however, is not restricted to this policy. If a long-term investment turns out to not be a good one, the series may decide to make short-term investments.

     Under normal circumstances, the series invests at least 65% of its total assets in fixed-income debt instruments. The series also invests in residential and commercial mortgages (secured by a first lien). Up to 10% of its total assets are usually invested in common and preferred stocks. U.S. dollar denominated foreign fixed income debt securities and Canadian government securities may also be purchased.

     Generally, the series will invest in what is known as "Investment grade" securities. However, up to 20% of its assets may be invested in the following high yield, high risk debt securities:

         Ba or B graded securities by Moody's Investors Services, Inc. ("Moody's") or BB or B graded securities by Standard and Poor's ("S&P").

     As of July 31, 1999, about 12.0% of the series' investment portfolio was invested in such high yield debt securities.


*    PRINCIPAL RISKS

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to fall are described below. As with any mutual fund, the share price of the series will change daily based on market conditions and other factors.

     Please note that there are many circumstances that could cause the value of your investment in the series to decline that are not mentioned here. These circumstances could prevent the series from reaching its objectives.

     The principal risks of investing in the series are:

     o Income Risk - The risk that a portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income.

     o Interest Rate Risk - The risk that bond prices overall will decline over short or even extended periods due to rising interest rates. Interest rate risk is generally modest for shorter-term bonds, moderate for intermediate-term bonds, and high for longer-term bonds. A bond's duration measures its sensitivity to changes in interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change.

     o Credit Risk - A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political, or market conditions or disappointing earnings results.

     o Call Risk - During periods of falling interest rates, a bond issuer may "call" or repay, its high-yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

     o Maturity Risk - Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price.

     o Market Risk - The risk that the price of a security held by the series will fall due to changing economic, political, or market conditions. 0

     o U.S. Dollar Risk - Changes in the value of the U.S. dollar may cause changes in the value of the series.

     o Company Risk - Since securities' prices react to the economic condition of the company that issued those securities, the series' investments may rise or fall in a particular company based on:

          -    the issuer's real or anticipated earnings,
          -    changes in the issuer's management, and
          -    the potential for takeovers and acquisitions.

     o High Yield Bond Risk - High-yield, high-risk bonds involve risks that investment-grade bonds do not have. These risks include:

          - At times, there is little activity in the secondary market for some bonds. This makes it difficult for the series to correctly value these bonds. It can also be difficult to dispose of these same bonds.

          - The perceptions of investors may lower the value and liquidity of high-yield bonds, whether or not these ideas are based on sound analysis.

          - Bad publicity may also lower the value and liquidity of high-yield bonds, especially in a thin market.

     o Foreign Markets Risk - Investing in foreign securities involves risks that relate to political, social, and economic development. You may also experience risks that come from the differences between how U.S. and foreign markets are regulated.

          -    These risks may include:

               -    government seizure of company assets,
               -    excessive taxation,
               -    withholding taxes on dividends and interest,
               -    limitations on the use of your portfolio, and
               -    social instability.

          -    Enforcing your legal rights may be difficult, costly, and slow.

          - Foreign companies may not be subject to U.S. accounting standards or government regulation.

          -    Foreign markets may be less liquid and more unstable.

          - Foreign securities often trade in money other than U.S. dollars. Changes in currency exchange rates will affect:

               -    the series' net asset value,
               -    the value of your dividends and earned interest, and
               -    gains and losses from the sale of securities.


     It is important to remember that, as with any mutual fund, you could lose money on your investment in the Bond Series.

     *    PORTFOLIO TURNOVER

     The Bond Series conducts portfolio transactions to:

          o    achieve its investment objective as market conditions change,
          o    invest new money obtained from selling its shares, and
          o    meet redemption requests.

     The Bond Series may dispose of portfolio securities at any time if it appears that selling the securities will help achieve the investment objective. Relatively high portfolio turnover, however, may result in higher transaction costs to the series. It is anticipated that the portfolio trading the portfolio manager engages in will result in an annual rate of turnover that is less than 100%.

     *    BAR CHART AND PERFORMANCE TABLE

          The chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in its performance over time.

          The performance table also shows how the series' performance compares over time with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily show how the series will perform in the future.

          The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


          o    BAR CHART

          The chart shows changes in the annual total returns of the series' shares for the last ten years, assuming distributions were reinvested.





                          [BOND SERIES BAR CHART HERE]






          During the period shown in the bar chart, the highest quarterly return was 5.75% (for the calendar quarter ended June 1989), and the lowest quarterly return was -2.90% (for the calendar quarter ended March
          1994).

o    PERFORMANCE TABLE

          The table shows how the average annual total returns as of Dec. 31, 1998, of the series' shares compare to a broad measure of market performance, assuming distributions were reinvested.

                        --------------------------------- ------------- ------------ -------------
                                                          1 Year        5 Years      10 Years
                        --------------------------------- ------------- ------------ -------------
                        Bond Series                       7.49%         6.32%        7.75%
                        --------------------------------- ------------- ------------ -------------
                        Lehman Bros. Gov't/Corp. Index    9.47%         7.30%        9.33%
                        --------------------------------- ------------- ------------ -------------


          *    PORTFOLIO MANAGER

               Security First Investment Management Corporation currently manages the series under a Master Investment Management and Advisory Agreement dated October 30, 1997.

The Advisory Agreement gives Security Management the power to hire one or more sub-advisers, subject to its own supervision. Based on this authority, and with the approval of shareholders, Security Management entered into a Sub-Advisory Agreement with Neuberger Berman, dated October 30, 1997. For the fiscal year ended July 31, 1999, pursuant to the subadvisory agreement, Security Management paid a fee of $78,847.00 to Neuberger Berman.

              Neuberger Berman was founded in 1939 to manage assets for high net worth persons. Its principal offices are at:

                                605 Third Avenue
                            New York, New York 10158.

              Neuberger Berman is an investment management service for a wide variety of clients. Its clients include individuals, investment companies, pension plans, profit-sharing plans, trusts, and charitable organizations. Neuberger Berman has about $25 million in assets under its management for its clients. Neuberger Berman is registered as an investment adviser under the Investment Advisers Exchange Act of 1940. It is also a registered broker-dealer with the SEC under the Securities Act of 1934 and is a member of the New York Stock Exchange.

              Neuberger Berman provides investment management services to the series. This means that Neuberger Berman may:

               -    purchase or sell securities on behalf of the Trust,
               - communicate with brokers, dealers, custodians or other parties on behalf of the Trust,
               -    allocate brokerage, and
               -    obtain research services.

              In performing these services, Neuberger Berman must analyze information that relates to the economy, industries, business, and securities when necessary. Neuberger Berman must also form its own plan for performing these services.

              Theodore Guiliano and Martin McKerrow are two principals at Neuberger Berman who have significant management responsibilities for this series. They are co-directors of Neuberger Berman's Fixed Income Group. They have been employed with Neuberger Berman as managers of fixed-income securities since 1984.

3.   THE EQUITY SERIES
--------------------------------------------------------------------------------

*    INVESTMENT OBJECTIVE

     The series' investment objective is to provide growth of capital and income. This objective cannot be changed without the approval of the shareholders.


*    PRINCIPAL INVESTMENT POLICIES

     The series is managed in a way that takes advantage of trends in the domestic stock market that favor different styles of stock selection value or growth stocks issued by all different sizes of companies (small, medium and large).

          VALUE STOCKS are, in the advisor's opinion, considered undervalued or worth more than their current price.

          GROWTH STOCKS have higher earnings that will, in the advisor's opinion, lead to growth in stock prices.

     Under normal circumstances, the series invests at least 65% of the series' Portfolio in common stocks.

     The Trustees may change the investment policies (but not the investment objectives) without the approval of you or other contractholders. You will, however, be notified before there is any material change.

     The securities that are considered acceptable investments for the series include but are not limited to the following:

               -    Common Stocks
               -    Other Corporate Securities
               -    Commercial Paper
               -    Bank Instruments
               -    Repurchase Agreements
               -    U.S. Government Securities
               -    Put and Call Options
               -    Over-the-Counter Options ("OTC")
               -    When-Issued and Delayed Delivery Transactions
               -    Financial Futures and Options on Futures

     To generate additional income, the series may lend up to one third of its total assets to broker-dealers, banks, or other institutional borrowers. It will only lend to borrowers who are creditworthy according to guidelines established by the Trustees. All collateral must be in the form of cash or U.S. securities equal to at least 100% of the value loaned.

*    PRINCIPAL RISKS

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to fall are described below. As with any mutual fund, the share price of the series will change daily based on market conditions and other factors.

     Please note that there are many circumstances that could cause the value of your investment in the series to decline that are not mentioned here. These circumstances could prevent the series from reaching its objectives.

     The principal risks of investing in the series are:

     o MARKET RISK - The risk that the price of a security held by the series will fall due to changing economic, political, or market conditions.

     o COMPANY RISK - Since securities' prices react to the economic condition of the company that issued those securities, the series' investments may rise or fall in a particular company based on:

          -    the issuer's real or anticipated earnings,
          -    changes in the issuer's management, and
          -    the potential for takeover and acquisition.

     o OVER-THE-COUNTER RISK ("OTC") - These transactions involve risks in addition to those incurred when securities are traded on an exchange. OTC listed companies may be limited in their product lines, markets, or financial resources. Compared with exchange-listed stocks, many OTC stocks trade less frequently and in smaller volume. This can make their value more unstable than exchange-listed stocks and may make buying or selling them more difficult.

          The series may buy and write OTC options on securities in negotiated transactions with the buyers or writers of the options when options on the securities it holds are not traded on an exchange. The series buys and writes options only with investment dealers and other financial institution that are creditworthy.

     o RISK OF DEFAULT - The risk that a borrower may default on a loan and that the collateral may not be sufficient to cover the principal and interest.

     - Changes in the value of the U.S. dollar may cause changes in the value of the series.

          It is important to remember that, as with any mutual fund, you could lose money on your investment in the Equity Series.


          *    PORTFOLIO TURNOVER

          The Equity Series conducts portfolio transactions to:

               o achieve its investment objective as market conditions change,
               o    invest new money obtained from selling its shares, and
               o    meet redemption requests.

          The Equity Series may dispose of portfolio securities at any time if it appears that selling the securities will help achieve the investment objective. Relatively high portfolio turnover, however, may result in higher transaction costs to the series. It is anticipated that the portfolio trading the portfolio manager engages in will result in an annual rate of turnover that is less than 100%.

     *    BAR CHART AND PERFORMANCE TABLE

          The chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in its performance over time.

          The performance table also shows how the series' performance compares over time with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily show how the series will perform in the future.

          The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

          o    BAR CHART

          The chart shows changes in the annual total returns of the series' shares for the last five years, assuming distributions were reinvested.





                         [EQUITY SERIES BAR CHART HERE]






          During the period shown in the bar chart, the highest quarterly return was 20.80% (for the calendar quarter ended December 1998), and the lowest quarterly return was -11.16% (for the calendar quarter ended September 1998).


o    PERFORMANCE TABLE

         The table shows how the average annual total returns of the series' shares compare to a broad measure of market performance, assuming distributions were reinvested.

                   ----------------- ----------- ------------ -----------------------------
                                     1 Year      5 Years      Inception (5/19/93) to Date
                   ----------------- ----------- ------------ -----------------------------
                   Equity Series     23.21%      17.76%       16.50%
                   ----------------- ----------- ------------ -----------------------------
                   S&P 500 Index     28.58%      24.06%       22.35%
                   ----------------- ----------- ------------ -----------------------------

          *    PORTFOLIO MANAGER

               Security First Investment Management Corporation currently manages the series under a Master Investment Management and Advisory Agreement dated October 30, 1997.

The Advisory Agreement gives Security Management the power to hire one or more sub-advisers, subject to its own supervision. Based on this authority, and with the approval of shareholders, Security Management entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc.("BlackRock"), dated March 27, 1998 For the fiscal year ended July 31, 1999, pursuant to the subadvisory agreement, Security Management paid a fee of $306,436.00 to BlackRock.


              BlackRock is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc., is, in turn, a subsidiary of PNC Bank, N.A. The principal offices of both BlackRock and BlackRock, Inc., are located at:

                                 345 Park Avenue
                            New York, New York 10154

              Additional offices are located in Philadelphia, Wilmington, Edinburgh and Tokyo. BlackRock, Inc., is a fully integrated money management firm with global fixed income, equity, and cash management capabilities. As of December 31, 1998, BlackRock, Inc., and its subsidiaries managed or administered approximately $130.6 billion in assets.

              Mr. Daniel Eagan is the BlackRock employee who acts as portfolio manager for the Equity Series. He has held this position since March 27, 1998. He specializes in large cap value and select equity products. He is also responsible for risk modeling and quantitative analysis.

              Prior to joining BlackRock, Mr. Eagan was Director of Investment Strategy at PNC Asset Management Group. He was responsible for asset allocation strategy and the quantitative application of financial techniques to the investment management process. Mr. Eagan served as a senior investment research consultant for William M. Mercer Asset Planning Inc., a national investment consulting practice, from June 1992 to September 1994.

4.   U.S. GOVERNMENT INCOME SERIES
--------------------------------------------------------------------------------

*    INVESTMENT OBJECTIVE

The series' investment objective is to provide current income.

The investment objective cannot be changed without shareholder approval.

*    PRINCIPAL INVESTMENT POLICIES

     To meet these goals, the series usually invests in securities that are primary obligations of or guaranteed by the United States government (or its agencies). The series may also invest in collateralized mortgage obligations ("CMOs") and adjustable rate mortgages ("ARMS").

     The U.S. Government Income Series invests primarily in securities which are guaranteed as to the payment of principal and interest by the U.S. Government or its instrumentalities.

     Unlike the series' investment objectives, the series' investment policies can be changed without shareholder approval. Shareholders will, however, be notified before any material change is made.

     The series invests in the following securities:

     o U.S. government securities - Under normal circumstances, the series invests at least 65% of its total assets in U.S. government securities. These securities include:

          o    direct obligations of the U.S. Treasury, such as:

               -    Treasury bills,
               -    notes,
               -    and bonds.


*    PRINCIPAL RISKS

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to fall are described below. As with any mutual fund, the share price of the series will change daily based on market conditions and other factors.

     Please note that there are many circumstances that could cause the value of your investment in the series to decline that are not mentioned here. These circumstances could prevent the series from reaching its objectives.

     The principal risks of investing in the series are:

     o Interest Rate Risk - The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The effect of these changes will typically be greater for longer-term debt securities than shorter-term debt securities. The series' share prices can go up or down when interest rates change because of the effect of the changes on the value of the series' investments in debt securities.

     o Market Risk - The risk that the price of a security held by the series will fall due to changing economic, political, or market conditions.

     o Company Risk - Since securities' prices react to the economic condition of the company that issued those securities, the series' investments may rise or fall in a particular company based on:

          -    the issuer's real or anticipated earnings,
          -    changes in the issuer's management, and
          -    the potential for takeover and acquisition.

- Changes in the value of the U.S. dollar may cause changes in the value of the series.

         Additionally, if these securities were bought at a premium, the series may experience capital loss if prepayment occurs before the premium has been amortized.

     It is important to remember that as with any mutual fund, you could lose money on your investment in the U.S. Government Income Series.


     *    PORTFOLIO TURNOVER

     Although the U.S. Government Income Series does not intend to invest for the purpose of short-term profits, the securities in its portfolio will be sold whenever the subadvisor believes it should do so in light of the investment objective. This will be done without regard to the length of time a particular security may have been held. The subadvisor does not anticipate that the portfolio turnover will result in adverse tax consequences. Relatively high portfolio turnover, however, may result in higher transaction costs to the series. The series estimates that the annual rate of turnover will be approximately 300%.

     o    BAR CHART AND PERFORMANCE TABLE

          The chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in its performance over time.

          The performance table also shows how the series' performance compares over time with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily show how the series will perform in the future.

          The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


o         BAR CHART

          The chart shows changes in the annual total returns of the series' shares for the last ten years, assuming distributions were reinvested.





                 [U.S. GOVERNMENT INCOME SERIES BAR CHART HERE]






          During the period shown in the bar chart, the highest quarterly return was 4.48% (for the calendar quarter ended June 1995), and the lowest quarterly return was - 2.54% (for the calendar quarter ended March
          1994).


o    PERFORMANCE TABLE

         The table shows how the average annual total returns as of Dec. 31, 1998, of the series' shares compare to a broad measure of market performance, assuming distributions were reinvested.

                ------------------------------------------- ----------- ----------- ----------------------------
                                                            1 Year      5 Years     Inception (5/19/93) to Date
                ------------------------------------------- ----------- ----------- ----------------------------
                Government Income Series                    7.37%       5.97%       5.38%
                ------------------------------------------- ----------- ----------- ----------------------------
                Lehman Bros. Intermediate Gov't  Index      8.48%       6.45%       6.45%
                ------------------------------------------- ----------- ----------- ----------------------------


          *    PORTFOLIO MANAGER

               Security First Investment Management Corporation currently manages the series under a Master Investment Management and Advisory Agreement dated October 30, 1997.

The Advisory Agreement gives Security Management the power to hire one or more sub-advisers, subject to its own supervision. Based on this authority, and with the approval of shareholders, Security Management entered into a Sub-Advisory Agreement with BlackRock Financial Management, Inc. ("BlackRock"), dated March 27, 1998. For the fiscal year ended July 31, 1999, pursuant to the subadvisory agreement, Security Management paid a fee of $134,661.00 to BlackRock.


              BlackRock is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc., is, in turn, a subsidiary of PNC Bank, N.A. The principal offices of both BlackRock and BlackRock, Inc., are located at:

                                 345 Park Avenue
                            New York, New York 10154

              Additional offices are located in Philadelphia, Wilmington, Edinburgh and Tokyo. BlackRock, Inc., is a fully integrated money management firm with global fixed income, equity, and cash management capabilities. As of December 31, 1998, BlackRock, Inc., and its subsidiaries managed or administered approximately $130.6 billion in assets.

              Mr. Scott Amero is the portfolio manager for the U.S. Government Income Series. He has held this job since March 27, 1998. He is a Managing Director and Portfolio Manager at BlackRock Financial Management. He is also a member of its Investment Strategy Committee. Mr. Amero is a Vice President for BlackRock's family of closed-end mutual funds and Smith Barney Adjustable Rate Government Income Fund.


-----------------------------------
III.  CERTAIN INVESTMENT STRATEGIES
-----------------------------------

         Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, or political conditions exist. When a series invests defensively, it may not be able to pursue its investment objective(s).

         A series' defensive investment policy may not be effective in protecting its value. There can be no assurance that a series will achieve its goals.

         Your actual return may also be affected by:

          -    contract fees,
          -    separate account charges, and
          -    charges imposed by the Trust.

          You should consult your insurance contract prospectus regarding these additional fees and charges.

          Each series may actively and frequently trade to achieve its investment strategies. This may result in higher capital gains for you. Frequent trading also increases transaction costs, which could affect the series' performance.

          Each series also has certain investment policies and restrictions that are described in the Trust's Statement of Additional Information ("SAI").


-----------------------------
IV.  MANAGEMENT OF THE SERIES
-----------------------------

*    INVESTMENT ADVISER

         Security First Investment Management Corporation ("Security Management") currently manages the series under a Master Investment Management Advisory Agreement dated October 30, 1997.

         Security Management is a Delaware corporation. It is a subsidiary of Security First Group, Inc. ("SFG"), also a Delaware corporation, whose business mainly involves insurance marketing and service. Security Management and SFG maintain their principal places of business at:

                          11365 West Olympic Boulevard
                         Los Angeles, California 90064.

         SFG is a wholly-owned subsidiary of Metropolitan Life Insurance Company, a New York life insurance company. Security Management is affiliated with Security First Life Insurance Company. Security Management is also the investment adviser to Security First Life Insurance Company. Security Management is registered as an investment adviser under the Investment Advisers Act of 1940.


*    ADMINISTRATOR

         Under the Advisory Agreement, Security Management is required to manage the investments of the series according to its investment objectives and policies. Security Management agrees to:

          - develop and use a program for the management of the series' assets,
          -    manage the investment of the series' securities, and
          -    give investment advice.

         Security Management's obligations include:

          -    making all investment decisions,
          -    placing orders to purchase and sell securities,
          - providing the Trust with office space, equipment, and personnel, and
          - providing people to perform executive and administrative duties for the Trust.

         Under the Advisory Agreement, Security Management receives an advisory fee from each of the series. This fee accrues daily and is paid each month.

                    ------------------------------------ ------------------- --------------------
                    NAME OF SERIES                       ADVISORY FEE        TOTAL ADVISORY FEE
                    ------------------------------------ ------------------- --------------------
                    Growth and Income Series             0.50%               $ 1,597,973.00
                    ------------------------------------ ------------------- --------------------
                    Bond Series                          0.50%               $   112,638.00
                    ------------------------------------ ------------------- --------------------
                    Equity Series                        0.70%               $   390,010.00
                    ------------------------------------ ------------------- --------------------
                    Government Income Series             0.55%               $   185,159.00
                    ------------------------------------ ------------------- --------------------

As permitted by the Advisory Agreement, Security Management has entered into subadvisory agreements with other advisers. Under these subadvisory agreements, the other advisers manage the series' assets, subject to the oversight of Security Management.

Pursuant to the subadvisory agreements, Security Management pays fees to each subadvisor. For the fiscal year ended July 31, 1999, Security Management paid the following amounts from the total advisory fee to the subadvisors:

                         -------------------------------- ---------------------
                         NAME OF SERIES                   AMOUNT PAID
                         -------------------------------- ---------------------
                         Growth and Income Series         $ 1,118,247.00
                         -------------------------------- ---------------------
                         Bond Series                      $    78,847.00
                         -------------------------------- ---------------------
                         Equity Series                    $   306,436.00
                         -------------------------------- ---------------------
                         Government Income Series         $   134,661.00
                         -------------------------------- ---------------------


-------------------------
V.  DESCRIPTION OF SHARES
-------------------------

The Trust offers shares of each of its series to separate accounts established by insurance companies for variable annuity and life insurance contracts. The Trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges are made through these insurance company separate accounts and plans, which are the record owner of the shares.

Contractholders and plan beneficiaries seeking to buy, redeem, or exchange interests in the Trust's shares should consult with the insurance company that issued their contracts or their plan sponsor.

----------------------
VI.  OTHER INFORMATION
----------------------

*    PRICING OF SERIES' SHARES

     The price of each series' shares is based on its net asset value (NAV). The NAV is determined as of the close of regular trading on the New York Stock Exchange NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing each series' total assets, less its liability, by the number of shares outstanding The series value securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair market value.

     Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the series does not compute its price. This could cause the value of the series' investments to be affected by trading on days when shares cannot be bought or sold.

     The net asset value per share will rise or fall. Net asset value per share comes from the following equation:

     (Value of the securities + any cash or other assets) - all liabilities
     ----------------------------------------------------------------------
                       Total number of shares outstanding

     Expenses are accrued daily.


*    BUYING SHARES

     Trust shares are sold to life insurance company separate and general accounts and to those investors permitted under the Code. If you are investing through a variable insurance contract, you should refer to the prospectus of the separate account through which Trust shares are purchased.

     Since the Trust markets its own shares, any insurance company may buy directly from the Trust. The Trust is "open for business" on each day the New York Stock Exchange (the "Exchange") is open for trading. A purchase order, together with payment in proper form, received before the close of regular trading on the Exchange (normally 4:00 P.M., Eastern Time) on a day the Trust is open for business will be effected at that day's net asset value. An order received after the close of regular trading on the Exchange generally will be effected at the net asset value determined on the next business day. There is no minimum purchase amount.

     For an application to purchase shares, or to redeem shares, please contact the Trust at:

                          11365 West Olympic Boulevard
                          Los Angeles, California 90064


     The Trust reserves the right to accept or reject any order. No purchase order is binding until payment has been received.

     If a purchase order is cancelled due to nonpayment, the buyer will be responsible for any loss the series' incurs as a result. If the buyer remains a shareholder, the Trust will have authority as an agent of the shareholder to reimburse the series. If an investor has an order cancelled, the investor may be prohibited or restricted from placing orders in the future.


     -    PARTICIPATION AGREEMENTS

         An insurance company's separate account may enter into a participation agreement to buy shares of any of the series on the terms specified in the agreement.


*    REDEEMING SHARES

     Shares may be redeemed without charge on any day that the net asset value is calculated. All redemption orders are affected at the net asset value per share next determined after a redemption request is received. It is requested that all redemption requests made by mail be sent by certified mail with return receipt requested. Redemptions will not become effective until all documents in the form required have been received by the Trust. Payment for shares redeemed normally will be made within seven days.

     The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.


*    DISTRIBUTIONS

     As of now, all the series pay dividends from their net investment income at times set by the Trust's Board of Trustees.

     If there are any net realized long-term capital gains, they are distributed at least once a year.

     Dividends and capital gains are automatically reinvested in additional shares unless the shareholder elects otherwise. Shares purchased this way are credited to the account at net asset value on a date that is determined by the Trustees that is between the record date and payment date. The shareholders may specify that dividends are to be paid in cash and capital gain distributions reinvested in additional shares, or that all dividends and distributions are to be paid in cash. The shareholder's instructions with respect to the payment of distributions by a Series may be changed without cost by a request made in writing to the Trust. To be effective as to any dividend or capital gain distribution, the shareholder's written request for a change must be received by the Trust prior to the declaration thereof and in any event at least 30 days before the date set for payment.


*    TAX CONSIDERATIONS

     Each series is treated as a separate regulated investment company. The Trust intends each series to qualify as such. As a general rule, distributions from a regulated investment company to its shareholders are taxed in the following ways:

     - distributions from interest, dividends, and net short-term capital gains are taxable as ordinary income and

     - distributions from net long-term capital gains are taxable a long-term capital gains (regardless of how long the shareholder has actually owned the shares).

     Because the series are sold only to life insurance companies, the foregoing rules are modified by special tax rules for life insurance companies. Under these special rules, a life insurance company will not incur any federal income tax liability on series distributions to a separate account on a variable contract as described in ss.817(d) of the Internal Revenue Code ("the Code"). See your contract prospectus for information regarding the federal tax treatment of the contracts and distributions to the separate account.


*    DIVERSIFICATION REQUIREMENTS

     Each series intends to comply with the diversification requirements of the following:

          -    ss.817(h) of the Code,
          -    the 1940 Act, and
          -    Subchapter M of the Code.

     These regulations place certain limitations on the assets of each separate account. These regulations treat the assets of each series as assets of the related separate account of that particular series. Except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, there is a limit with regard to how much of the total assets of any series may be put in a single investment. For example:

          -    No more than 55% may be represented by any 1 investment.
          -    No more than 70% may be represented by any 2 investments.
          -    No more than 80% may be represented by any 3 investments.
          -    No more than 90% may be represented by any 4 investments.

     For this purpose, all securities of the same issuer are considered a single investment. While each U.S. governmental agency and instrumentality is considered a separate issuer for these purposes, a particular foreign government and its agencies will be considered the same issuer. All repurchase agreements bought from a broker-dealer will be considered the securities issued by that broker-dealer.


     SAFE HARBOR
     -----------

     Section 817(h) provides that a separate account will be treated as being adequately diversified if the diversifications requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are:

          o    cash and cash items,
          o    government securities, and
          o securities of other investment companies meeting the requirements of Subchapter M.

     Failure of a series to satisfy the ss.817(h) requirements may result in taxation of the insurance company issuing the contracts. It may also result in a less favorable tax treatment for you and other contract holders than as is described in your particular contract prospectus.


*    TRUST SHARES

     On any matter submitted to all shareholders of the Trust, shares of each Series entitle their holders to one vote per share, with proportionate voting for fractional shares. This is regardless of the net asset value of the shares.

     On matters affecting an individual series, however, a separate vote of shareholders is required. Shareholders of a series are not entitled to vote on any matter which does not affect their series if it requires a separate vote of a different series.

     The Trust is not required to hold annual shareholder meetings. Those persons elected at the shareholders' meeting held June 6, 1994, will continue in office until they:

          o    resign,
          o    die, or
          o are removed by a written instrument signed by at least 2/3 of the Trustees at a vote of shareholders of the Trust holding not less than 2/3 of the outstanding shares (cast in person or by proxy) at a meeting called specifically for the purpose.

     They may also by removed by a written declaration signed by shareholders holding not less than 2/3 of the shares then outstanding and filed with the Trust's custodian at:

                              The Bank of New York
                                  1 Wall Street
                            New York, New York 10286

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for:

          o acts or obligations of the Trust that require notice of such disclaimer be given in each agreement, and

          o obligations or instruments entered into or executed by the Board of Trustees or a Trustee.

     The Declaration of Trust provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder facing financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


*    YEAR 2000 ISSUE

The Trust and its service providers depend on the smooth operation of their computer systems. Many computer and software systems in use today cannot recognize the Year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Trust, including the calculation of your interest in the series, on the handling of securities trades, pricing and account services, as well as on the companies in which the series will invest. The Trust is monitoring the efforts of the service providers to prepare their systems for the Year 2000. There can be no guarantee, however, that the Trust or its service providers will be successful or that the steps taken by the Trust will be sufficient to avoid any adverse impact on each of the series.


*    LEGAL PROCEEDINGS

There are no present or pending material legal proceedings affecting the Trust. The Trust, in the ordinary course of its business, is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets.


-----------------------------
VII.     FINANCIAL HIGHLIGHTS
-----------------------------

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Some information shows financial results for a single series' share.

The total returns in the table show the rate at which you would have earned or lost on an investment in a series, assuming you reinvested all your distributions. The Trust's independent auditors, Deloitte & Touche LLP have audited this information for July 1999. For the years 1995 through 1998, the firm of Ernst & Young LLP audited this information. Deloitte & Touche's report, together with the Trust's financial statements, is included in the Annual Report to shareholders. These financial statements are incorporated by reference into the SAI.

                              SECURITY FIRST TRUST
                     T. ROWE PRICE GROWTH AND INCOME SERIES

                        CONDENSED FINANCIAL INFORMATION

     The following schedule of financial highlights has been audited by Ernst & Young LLP for July 1995, 1996, 1997, and 1998. The schedule has been audited by Deloitte & Touche LLP, the Trust's independent Auditors, for July 1999. Deloitte & Touche's report, along with the series financial statements, are included in the Statement of Additional Information, which is available upon request.

                              FINANCIAL HIGHLIGHTS

                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                 FOR THE YEARS ENDED JULY 31,
                       -------------------------------------------------------------------------
                               1999           1998           1997           1996          1995
                             --------       --------       --------       --------      --------
Net Asset Value,
 Beginning of
 Period..............        $ 16.56        $ 16.26        $ 12.10        $ 10.58       $  9.26
                             --------       --------       --------       --------      --------
Income From
 Investment
 Operations:
 Net Investment
   Income............        $   .29        $   .28        $   .30        $   .30       $   .29
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized).......        $  2.45        $  1.27        $  4.69        $  1.56       $  1.35
                             --------       --------       --------       --------      --------
   Total From
    Investment
    Operations.......        $  2.74        $  1.55        $  4.99        $  1.86       $  1.64
                             --------       --------       --------       --------      --------
Less Distributions:

 Dividends (from net
   investment
   income)...........        $  (.29)       $  (.30)       $  (.29)       $  (.30)      $  (.26)
 Distributions (from
   capital gains)....          (1.00)          (.95)          (.54)          (.04)         (.06)
                             --------       --------       --------       --------      --------
   Total
    Distributions....        $ (1.29)       $ (1.25)       $  (.83)       $  (.34)      $  (.32)
                             ========       ========       ========       ========      ========

Net Asset Value, End
 of Period...........        $ 18.01        $ 16.56        $ 16.26        $ 12.10       $ 10.58
                             ========       ========       ========       ========      ========

Total Return.........          16.55%          9.53%         41.24%         17.58%        17.71%

Ratios/Supplemental
 Data:

Net Assets, End of
 Period..............        $369,111,185   $290,441,528   $204,703,098   $112,552,893  $83,789,646
Ratio of Expenses to
 Average Net
 Assets..............            .59%           .57%           .57%           .64%          .74%
Ratio of Net
 Investment Income to
 Average Net
 Assets..............           1.83%          1.92%          2.44%          2.73%         3.10%
Portfolio Turnover
 Rate................             15%            11%            14%             8%            8%



---------------

                              SECURITY FIRST TRUST
                                  BOND SERIES

                        CONDENSED FINANCIAL INFORMATION

     The following schedule of financial highlights has been audited by Ernst & Young LLP for July 1995, 1996, 1997, and 1998. The schedule has been audited by Deloitte & Touche LLP, the Trust's independent Auditors, for July 1999. Deloitte & Touche's report, along with the series financial statements, are included in the Statement of Additional Information, which is available upon request.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                           FOR THE YEARS ENDED JULY 31,
                      ------------------------------------------------------------------
                          1999          1998          1997          1996          1995
                         -------       -------       -------       -------       -------
Net Asset Value,
 Beginning of
 Period.............     $ 4.11        $ 4.02        $ 3.88        $ 3.92        $ 3.82
                         -------       -------       -------       -------       -------
Income from
 Investment
 Operations:
 Net Investment
   Income...........     $  .18        $  .19        $  .24        $  .24        $  .24
                         -------       -------       -------       -------       -------
 Net Gains or
   (Losses) on
   Securities (both
   realized and
   unrealized)......     $ (.14)       $  .11        $  .14        $ (.04)       $  .08
                         -------       -------       -------       -------       -------
   Total from
    Investment
    Operations......     $  .04        $  .30        $  .38        $  .20        $  .32
                         -------       -------       -------       -------       -------
Less Distributions:

 Dividends (from net
   investment
   income)..........     $ (.18)       $ (.21)       $ (.24)       $ (.24)       $ (.22)
 Distribution (from
   Capital Gains)          (.04)
                         -------       -------       -------       -------       -------
   Total
    Distributions...     $ (.22)       $ (.21)       $ (.24)       $ (.24)       $ (.22)
                         -------       -------       -------       -------       -------
Net Asset Value, End
 of Period..........     $ 3.93        $ 4.11        $ 4.02        $ 3.88        $ 3.92
                         =======       =======       =======       =======       =======
Total Return........       0.97%         7.46%         9.79%         5.10%         8.38%

Ratios/Supplemental
 Data:

Net Assets, End of
 Period.............     $24,717,704   $17,934,392   $10,634,720   $8,981,365    $7,977,781

Ratio of Expenses to
 Average Net
 Assets.............        .66%          .73%          .75%          .90%         1.29%
Ratio of Net
 Investment Income
 to Average Net
 Assets.............       5.46%         5.78%         6.41%         6.32%         6.27%
Portfolio Turnover
 Rate...............        147%          125%           54%           34%           56%


---------------

                              SECURITY FIRST TRUST
                                 EQUITY SERIES

                        CONDENSED FINANCIAL INFORMATION


     The following schedule of financial highlights has been audited by Ernst & Young LLP for July 1995, 1996, 1997, and 1998. The schedule has been audited by Deloitte & Touche LLP, the Trust's independent Auditors, for July 1999. Deloitte & Touche's report, along with the series financial statements, are included in the Statement of Additional Information, which is available upon request.


                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 FOR THE YEARS ENDED JULY 31,
                                        -----------------------------------------------------------------------------
                                            1999            1998            1997            1996            1995
                                        -------------   -------------   -------------   -------------   -------------
Net Asset Value, Beginning of
  Period..............................  $       8.57    $       8.18    $       6.05    $       5.70    $       4.99
                                        -------------   -------------   -------------   -------------   -------------
Income From Investment Operations:
  Net Investment Income...............  $       0.06    $        .07    $        .09    $        .10    $        .05
  Net Gains or (Losses) on Securities
    (both realized and unrealized)....  $       1.42    $       1.04    $       2.60    $        .46    $        .71
                                        -------------   -------------   -------------   -------------   -------------
    Total From Investment
      Operations......................  $       1.48    $       1.11    $       2.69    $        .56    $        .76
                                        -------------   -------------   -------------   -------------   -------------
Less Distributions:
  Dividends (from Net Investment
    Income)...........................         (0.07)           (.08)           (.11)           (.05)           (.05)
  Distributions (from Capital
    Gains)............................         (1.44)           (.64)           (.45)           (.16)
                                        -------------   -------------   -------------   -------------   -------------
    Total Distributions...............         (1.51)           (.72)           (.56)           (.21)           (.05)
                                        -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of Period........  $       8.54    $       8.57    $       8.18    $       6.05    $       5.70
                                        =============   =============   =============   =============   =============
Total Return..........................         17.27%          13.57%          44.46%           9.82%          15.23%

Ratios/Supplemental Data:

Net Assets, End of Period.............  $ 58,313,162    $ 54,803,152    $ 47,571,469    $ 20,701,776    $  7,765,719
Ratio of Expenses to Average Net
  Assets..............................           .81%            .91%           1.00%           1.00%           1.00%
Ratio of Net Investment Income to
  Average Net Assets..................           .72%            .86%           1.56%           2.24%           1.29%
Portfolio Turnover Rate...............            23%             87%             55%             88%             84%

---------------

                              SECURITY FIRST TRUST
                         U.S. GOVERNMENT INCOME SERIES

                        CONDENSED FINANCIAL INFORMATION


     The following schedule of financial highlights has been audited by Ernst & Young LLP for July 1995, 1996, 1997, and 1998. The schedule has been audited by Deloitte & Touche LLP, the Trust's independent Auditors, for July 1999. Deloitte & Touche's report, along with the series financial statements, are included in the Statement of Additional Information, which is available upon request.

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                  FOR THE YEARS ENDED JULY 31,
                                        -----------------------------------------------------------------------------
                                            1999             1998            1997            1996            1995
                                        -------------   -------------   -------------   -------------   -------------
Net Asset Value, Beginning of
  Period..............................  $       5.45    $       5.36    $       5.15    $       5.13    $       4.91
                                        -------------   -------------   -------------   -------------   -------------
Income From Investment Operations:
  Net Investment Income...............  $        .30    $        .27    $        .23    $        .18    $        .21
  Net Gains or (Losses) on Securities
    (both realized and unrealized)....  $       (.24)   $        .06    $        .20    $        .04    $        .15
                                        -------------   -------------   -------------   -------------   -------------
    Total From Investment
      Operations......................  $        .06    $        .33    $        .43    $        .22    $        .36
                                        -------------   -------------   -------------   -------------   -------------
Less Distributions:
  Dividends (from Net Investment
    Income)...........................          (.31)           (.24)           (.22)           (.19)           (.14)
  Distributions (from Capital
    Gains)............................          (.10)                                           (.01)
                                        -------------   -------------   -------------   -------------   -------------
    Total Distributions...............          (.41)           (.24)           (.22)           (.20)           (.14)
                                        -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of Period........  $       5.10    $       5.45    $       5.36    $       5.15    $       5.13
                                        =============   =============   =============   =============   =============
Total Return..........................          1.10%           6.16%           8.35%           4.29%           7.33%

Ratios/Supplemental Data:
Net Assets, End of Period.............  $ 32,312,549    $ 34,090,919    $ 28,889,460    $ 14,888,824    $  5,996,149
Ratio of Expenses to Average Net
  Assets..............................           .71%            .66%            .70%            .70%            .70%
Ratio of Net Investment Income to
  Average Net Assets..................          5.37%           5.53%           5.68%           5.38%           5.19%
Portfolio Turnover Rate...............           307%            103%             62%            148%             16%

---------------
                               SERIES PERFORMANCE

    Information concerning the performance of the series of the Trust is contained in the Annual and Semi-Annual Reports for the Trust, copies of which may be obtained free of charge by writing to the Trust at 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention: Customer Service or by calling (310) 312-6100 or (800) 283-4536.

                                    THE TRUST

    The Trust was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts business trust.

    The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company ("mutual fund") under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of investments or investment policy.

    The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareholder approval. Shares of the Series, when issued, are without par value, fully paid, fully transferable and redeemable at the option of the shareholder.

+    SECURITY FIRST TRUST
     --------------------

If you want more information about the Trust and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated November 29, 1999, provides more detailed information about the Trust and series and is incorporated in this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI, and other information about the Trust and its series, and make inquiries about the Trust and its series by contacting:

                              Security First Trust
                          11365 West Olympic Boulevard
                          Los Angeles, California 90064
                            Telephone: (310) 312-6100

Information about the Trust and its series (including its prospectus, SAI, and shareholder reports) can be reviewed and copied at:

                              Public Reference Room
                             450 Fifth Street, N.W.
                       Securities and Exchange Commission
                            Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Trust and its series are available on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room at the above address.

The Trust's Investment Company Act file number is 811-2480.

                                                        `33 Act File No. 2-51173


                              SECURITY FIRST TRUST

                     T. ROWE PRICE GROWTH AND INCOME SERIES
                                   BOND SERIES
                                  EQUITY SERIES
                          U.S. GOVERNMENT INCOME SERIES

                          11365 West Olympic Boulevard
                          Los Angeles, California 90064
                                 (310) 312-6100








                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus of Security First Trust (the "Trust"), dated November 29, 1999, which may be obtained by writing to Security First Trust, 11365 West Olympic Boulevard, Los Angeles, California 90064, Attention: Customer Services or by telephoning (310) 312- 6100 or (800) 283-4536.





The date of this Statement of Additional Information is November 29, 1999.

                                TABLE OF CONTENTS


The Trust                                                                3

Investment Policies and Restrictions                                     4

Investment Adviser and Other Services                                   16

Principal Holders of Securities                                         20

Management of the Trust                                                 21

Brokerage                                                               22

Portfolio Turnover                                                      23

Pricing and Redemption of Securities Being Offered                      24

Taxation                                                                25

Bond Ratings                                                            26

Commercial Paper Ratings                                                27

Custodian                                                               27

Independent Auditors                                                    28

Federal Registration of Shares                                          28

Legal Counsel                                                           28

                                    THE TRUST


GENERAL INFORMATION ABOUT THE TRUST

         Security First Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("1940 Act") as a diversified, open-end investment management company. The Trust was established on February 11, 1987, pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts as a voluntary association known as a "Massachusetts business trust." It operates as a "series company" as that term is used in Rule 18f-2 under the 1940 Act with four series of shares.

         The assets received by the Trust from the issue or sale of the shares of a Series and all income, earnings, profits and proceeds attributable to them, subject only to the rights of creditors, are specifically allocated to that Series and are required to be segregated on the books of account of the Trust. The assets of a Series are also required to be charged with all of the expenses attributable to that Series. Any general expenses of the Trust not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

         Each share of a Series represents an equal proportionate interest in that Series with each other share of that Series and is entitled to such dividends and distributions out of the income belonging to that Series as are declared by the Board of Trustees. Upon the liquidation of a Series, its shareholders are entitled to share pro rata in the net assets belonging to that Series available for distribution.

         The Declaration of Trust provides that no annual or regular meetings of shareholders are required. In addition, after the Trustees were initially elected by shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the 1940 Act.

         The 1940 Act specifically requires that a shareholder meeting be held for the purpose of electing Trustees if at any time less than a majority of the Trustees has been elected by the shareholders of the Trust. The shareholders also have the power to remove a Trustee by the affirmative vote of the holders of not less than two-thirds of the shares of the Trust outstanding and entitled to vote either by a declaration in writing filed with the custodian or by votes cast in person or by proxy at a meeting called for the purpose of removal. The Trustees will promptly call such a meeting when requested to do so by the record holders of not less than 10 percent of the outstanding shares.

         Ten or more shareholders who have been shareholders for at least six months preceding the date of application and who hold in the aggregate either shares having a net asset value of at least $100,000 or at least 1 percent of the outstanding shares, whichever is less, may apply in writing to the Trustees stating that they wish to communicate with other shareholders to obtain signatures in order to request a meeting to remove a Trustee. This application must be accompanied by the proposed communication and form of the request that they wish to transmit. The Trustees will, within five business days after receipt of such application, either afford to the applicants access to a list of the names and addresses of all shareholders or inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

         Shares of each Series vote separately as a class on any matter submitted to shareholders except as to voting for Trustees and as otherwise required by the 1940 Act, in which cases the shareholders of all of the Series vote together as one class. In the event that the Trustees determine that a matter affects only the interest of one or more Series, then only the shareholders of the affected Series will be entitled to vote on the matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

        Certain of the investment policies and restrictions of the Series described below are fundamental policies that may not be changed without the approval of at least a majority of the outstanding shares of a Series or of 67% of the shares of a Series represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Series are represented. Investment policies or restrictions which are not fundamental may be changed without the approval of shareholders.

T. ROWE PRICE GROWTH AND INCOME SERIES

        The following investment policies of the T. Rowe Price Growth and Income Series are fundamental. While the purchase of equity securities will generally be limited to seasoned and readily marketable securities of issuers listed on national securities exchanges, the T. Rowe Price Growth and Income Series may invest in securities not listed on a national exchange but generally such securities will have well-established over-the-counter markets. The fixed income debt instruments in which this Series may invest include: (1) marketable straight debt securities rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB); (2) securities issued or guaranteed by the United States government or its agencies or instrumentalities; (3) marketable securities issued or guaranteed by the Dominion of Canada, any Province of Canada, or any instrumentality or political subdivision thereof; (4) bank obligations such as certificates of deposit and bankers' acceptances having investment quality and which in the opinion of the Board of Trustees are comparable with debt securities which may be purchased by the Series as described in (1) above;
(5)commercial paper; (6) repurchase agreements; and (7) other debt securities including securities convertible into or carrying warrants to purchase common stock or other equity interests. The T. Rowe Price Growth and Income Series reserves the right to hold cash reserves, and it may do so temporarily as the Board of Trustees deems necessary for defensive or emergency purposes.

INVESTMENT RESTRICTIONS FOR THE T. ROWE PRICE GROWTH AND INCOME SERIES

        As matters of fundamental investment policy, the T. Rowe Price Growth and Income Series may not: (1) purchase any security if, as a result of such purchase, more than 5% of the value of a Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (2) purchase any security if, as a result of such purchase, more than 10% of the outstanding securities of any class of any issuer would be held by a Series (for this purpose, all indebtedness of any issuer shall be deemed a single class), except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities; (3) purchase any security if, as a result of such purchase, 25% or more of the value of a Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, or to certificates of deposit or bankers, acceptances; (4) purchase any security if, as a result of such purchase, more than 5% of the value of a Series' total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except obligations issued or guaranteed by the United States Government or any of its agencies or instrumentalities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer); (5) purchase securities with legal or contractual restrictions on resale ("restricted securities") (excluding repurchase agreements), except debt securities in private placements within the limits imposed in restriction (11) below pertaining to loans; (6) purchase or sell real estate, except that the Series may invest in the securities of companies whose business involves the purchase or sale of real estate, (7) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or organization; (8) purchase or sell commodities or commodity contracts; (9) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs;
(10) make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance or purchases of portfolio securities, (11) make loans, except that the Series may acquire publicly distributed bonds, debentures, notes and other debt securities and may enter into repurchase agreements; (12) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks in amounts not exceeding the lesser of 10% of a Series' total assets valued at cost or 5% of its total assets valued at market and only if immediately thereafter there is an asset coverage of at least 300%; (13) invest in puts, calls, straddles, spreads, or any combinations thereof: (14) mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (12) and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 10% of its net assets taken at market; (15) underwrite securities issued by other persons; (16) purchase any securities which would cause more than 10% of the value of either of the Series' total assets at the time of such purchase to be invested in warrants: and (17) purchase any security if, as a result of such purchase, more than 10% of the value of the Series' total assets would be invested in foreign securities which are not publicly traded in the United States.

NEUBERGER BERMAN BOND SERIES

        The following investment policies of the Neuberger Berman Bond Series (the "Bond Series") are not fundamental. Under normal circumstances, the Bond Series will invest not less than 65% of its total assets in fixed- income debt instruments, including debt securities issued in private placements. The Series may also invest in residential and commercial real estate mortgages secured by first liens and up to 10% of the value of its total assets in common and preferred stocks. U.S. dollar denominated foreign fixed income debt securities and Canadian government securities may also be purchased. The Series may enter into financial futures contracts or options on financial futures contracts for hedging and non-hedging purposes where such is deemed in the interest of shareholders. The percentage of the Series' assets which may be invested in common and preferred stocks, as opposed to investments in fixed-income instruments, can be expected to vary from time to time in light of changes in business and market conditions, fiscal and monetary policies and underlying security values and shall be limited to securities listed on a national securities exchange or regularly traded on a national or regional basis.

        The fixed income debt instruments in which the Bond Series may invest include: (1) marketable convertible and non-convertible debt securities rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or comparable unrated securities; (2) marketable convertible and non-convertible debt securities rated at the time of purchase within the grades Ba or B assigned by Moody's or grades BB or B assigned by Standard & Poor's or comparable unrated securities, limited to a maximum of 20% of the value of the Series total net assets; (3) securities issued or guaranteed by the United States government or its agencies or instrumentalities; (4) U.S. dollar denominated marketable foreign securities;
(5) securities issued or guaranteed by the Dominion of Canada, and any Province of Canada, or any instrumentality or political subdivision thereof; (6) bank obligations such as certificates of deposit and bankers' acceptances having investment quality and which in the opinion of the Board of Trustees are comparable with debt securities which may be purchased by the Series as described in (1) above; (7) commercial paper; (8) repurchase agreements; (9) other debt securities including securities convertible into or carrying warrants to purchase common stock or other equity interests; and (10) mortgage-backed securities, as well as residential and commercial real estate mortgages secured by first liens. The Series reserves the right to hold cash reserves, and it may do so temporarily as management deems necessary for defensive or emergency purposes.

INVESTMENT RESTRICTIONS FOR THE BOND SERIES

        The Bond Series has certain fundamental policies which may not be changed without shareholder approval. As matters of fundamental investment policy, the Bond Series may not: (1) purchase any security if, as a result of such purchase, more than 5% of the value of the Series' total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government or its agencies or instrumentalities;
(2) purchase any security if, as a result of such purchase, more than 10% of the outstanding securities of any class of any issuer would be held by the Series (for this purpose, all indebtedness of any issuer shall be deemed a single class), except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities; (3) purchase any security if, as a result of such purchase, 25% or more of the value of the Series' total assets would be invested in the securities of issuers having their principal business activities in the same industry, except this limitation does not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, or to certificates of deposit or bankers' acceptances; (4) purchase or sell commodities or commodity contracts; (5) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (6) make loans, except that the Series may acquire publicly distributed bonds, debentures, notes and other debt securities and may enter into repurchase agreements; (7) borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks in amounts not exceeding the lesser of 10% of the Series' total assets valued at cost or 5% of its total assets valued at market and only if immediately thereafter there is an asset coverage of at least 300%; (8) mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (7) and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 10% of its net assets taken at market; (9) underwrite securities issued by other persons;(10) invest in companies for the purpose of exercising management or control; (11) purchase or retain the securities of any issuer if, to the knowledge of the Trustees, those Trustees or officers of the Trust and of its investment adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities; and (12) issue securities or other obligations senior to shares of the Series.

        The following investment restrictions are not fundamental to the Bond Series. The Bond Series may not: (1) invest more than 5% of its total assets in the securities of companies with less than 3 years of continuous operation unless such securities are guaranteed by the United States, Canada or a foreign government; (2) purchase securities of open-end investment companies and may not purchase the shares of closed-end investment companies except in the open market at normal rates; (3) purchase securities on margin or make short sales unless fully covered; (4) invest more than 15% of its total assets in securities with legal or contractual restrictions on resale ("restricted securities") or otherwise illiquid securities (excluding repurchase agreements maturing in less than 7 days); (5) invest more than 5% of its total assets in puts, calls, straddles, spreads or any combination thereof (excluding options on financial futures contracts); (6) enter into a futures contract or purchase an option on a futures contract for non-hedging purposes if the initial margin deposit and premium would exceed 5% of its total assets; (7) purchase real estate or real estate limited partnerships unless acquired as a result of ownership of securities, except that it may invest in the securities of companies that own or deal in real estate; (8) purchase any securities which would cause more than 2% of the value of the Series' total assets at the time of such purchase to be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market but assigning no value to warrants acquired by the Series in units with or attached to debt securities: (9) invest more than 20% of its total assets in high-yield, high-risk bonds (see discussion below on Certain Risk Factors Relating to High-Yield Bonds); or (10) invest more than 10% of total assets in U.S. dollar denominated foreign securities which are not publicly traded in the United States (see Risks and Considerations Applicable to Investment Securities of Foreign Issuers below).

CERTAIN RISK FACTORS RELATING TO THE BOND SERIES INVESTMENTS

        HIGH YIELD BONDS. As noted above, the Bond Series may invest up to 20% of its assets in high-yield, high-risk bonds. These bonds present certain risks not normally found in the lower yield investment grade bonds:

        SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issue of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceeding, the Bond Series may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Bond Series' net asset value.

        PAYMENT EXPECTATIONS. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Bond Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Bond Series' assets. If the Bond Series experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which their expenses can be spread and possibly reducing the Bond Series' rate of return.

        LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Bond Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

        ILLIQUID SECURITIES. The Bond Series may invest up to 15% of its net assets in restricted or illiquid securities. The term "illiquid securities" for this purpose means securities that the Series may not be able to dispose of within seven days in the ordinary course of business at approximately the amount at which the Bond Series has valued the securities. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933.

        However, not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

        The Board of Trustees is responsible for establishing policies and procedures for investments in restricted securities and other illiquid securities, and the Board will monitor compliance with these policies and procedures by investment advisers to the Series.

        RISKS AND CONSIDERATIONS APPLICABLE TO INVESTMENT IN SECURITIES OF FOREIGN ISSUERS. Elements of risk and opportunity which must be recognized and evaluated by the Investment Adviser when investment in foreign issuers are made for the Bond Series include trade imbalances and related economic policies; expropriation or confiscatory taxation; limitation on the removal of funds or other assets, political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their industries; and other specific local political and economic considerations. Foreign companies and foreign investment practices are generally not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those of U.S. companies. There may be less information publicly available about foreign companies. Additional costs may also be incurred in connection with the Bond Series' investment activities in the area of foreign securities. Foreign brokerage commissions are generally higher than in the United States. Administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances including bankruptcy, ability to recover lost assets, expropriation, nationalization, record access, etc.) may be associated with the maintenance of assets in foreign jurisdictions.

BLACKROCK EQUITY SERIES

        The BlackRock Equity Series (the "Equity Series") invests primarily in the securities of high quality companies, including common stocks, preferred stocks, corporate bonds, notes, warrants and convertible securities.

        CONVERTIBLE SECURITIES - Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

        The Equity Series will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the sub-adviser's opinion, the investment characteristics of the underlying common shares will assist the Series in achieving its investment objectives. Otherwise, the Series may hold or trade convertible securities. In selecting convertible securities for the Series, the sub-adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the sub-adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

        WARRANTS - Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stocks does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be great than the percentage increase or decrease in the market price of the optioned common stock.

        FUTURES AND OPTIONS TRANSACTIONS - As a means of reducing fluctuations in the net asset value of the Equity Series, the Series may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Equity Series may also write covered call options on portfolio securities to attempt to increase its current income. The Series will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on financial futures contracts may be closed out only on an exchange which provides a secondary market for options of the same series.

        FINANCIAL FUTURES CONTRACTS - A futures contract is a firm commitment by two parties; the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. Financial futures contracts call for the delivery of shares of common stocks represented in a particular index.

        PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS - The Series may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

        Generally, if the hedged portfolio securities decrease in value during the term of a put option, the related futures contracts will also decrease in value while the put option will increase in value. In such an event, the Series will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Series upon the sale of the second option will be large enough to offset the decrease in value of the hedged securities.

        Alternatively, the Series may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Series would then deliver the futures contract in return for payment of the strike price. If the Series neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.

        CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS - In addition to purchasing put options on futures, the Equity Series may write listed call options on futures contracts to hedge its portfolio. When the Series writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. If stock prices fall, causing the prices of futures to go down, the Series' obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Series' call option position to increase.

        In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Series keeps the premium received for the option. This premium can substantially offset the drop in value of the Series' fixed income or indexed portfolio which is occurring as interest rates rise.

        Prior to the expiration of a call written by the Series, or exercise of it by the buyer, the Series may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Series for the initial option. The net premium income of the Series will then substantially offset the decrease in value of the hedged securities.

        The Series will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Series will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

        RISKS - When the Equity Series uses financial futures and options on financial futures as hedging devices, there is a risk that the process of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Series' portfolio. This may cause the future contract and any related options to react differently than the portfolio securities to market changes. In addition, the Series' sub-adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Series may lose money on the futures contract or option.

        It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the sub-adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Series' ability to establish and close out futures and options positions depends on this secondary market.

        "MARGIN" IN FUTURES TRANSACTIONS - Unlike the purchase or sale of a security, the Series does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Equity Series is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Series to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied.

        A futures contract held by the Series is valued daily at the official settlement price of the exchange on which it is traded. Each day the Series pays or received cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Series but is instead settlement between the Series and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Series will mark to market its open futures positions. The Series is also required to deposit and maintain margin when it writes call options on futures contracts.

        PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES - The Series may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Series, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

        WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES - The Series may also write covered call options to generate income. As a writer of a call option, the Series has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Series may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

        OVER-THE-COUNTER OPTIONS - The Series may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Series and not traded on an exchange.

        Over-the-counter options are two party contracts with prices and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation.

        Exchange-traded options generally have a continuous liquid market while over-the-counter options may not.

        U.S. GOVERNMENT OBLIGATIONS - The types of U.S. government obligations in which the Series may invest are described below under "U.S. Government Income Series".

        COMMERCIAL PAPER - The Series may invest in commercial paper rated at least A-1 by Standard & Poor's Corporation, or Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc., and money market instruments (including commercial paper) which are unrated but of comparable quality, including Canadian Commercial Paper ("CCPs") and Europaper. In the case where commercial paper, CCPs or Europaper has received different ratings from different rating services, such commercial paper, CCPs or Europaper is an acceptable investment so long as at least one rating is one of the preceding high quality ratings and provided the sub-adviser has determined that such investment presents minimal credit risks.

        BANK INSTRUMENTS - The Series may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund ("BIF"), both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances (which are not necessarily guaranteed by SIF or SAIF).

        In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptance, the Series may invest in:

     o Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks;

     o Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

     o Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and

     o Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposits issued by U.S. branches of foreign banks and held in the United States.

INVESTMENT RISKS

        ECDs, ETDs, Yankee CDs, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, record keeping, and the public availability of information. These factors will be carefully considered by the Equity Series' sub-adviser in selecting investments for the Series.

        WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - These transactions are arrangements in which the Equity Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Series to miss a price or yield considered to be advantageous.

        These transactions are made to secure what is considered to be an advantageous price or yield for the Series. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

        No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Series sufficient to make payment for the securities to be purchased are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

        RESTRICTED AND ILLIQUID SECURITIES - The Series intends to invest in restricted securities. Restricted securities are any securities in which the Series may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Series will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

        The Series may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Series, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Series through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

        The Series believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board of Trustees are liquid. The Series intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the sub-adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because such Section 4(2) commercial paper is liquid, the Series intends to not subject such paper to the limitation applicable to restricted securities.

        The Board of Trustees is responsible for establishing policies and procedures for investments in restricted securities and other illiquid securities, and the Board will monitor compliance with these policies and procedures by investment advisers to the Series.

        REPURCHASE AGREEMENTS - The Series or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Series might be delayed pending court action. The Series believes that under the regular procedures normally in effect for custody of the Series' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Series and allow retention or disposition of such securities. The Series will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.

        REVERSE REPURCHASE AGREEMENTS - The Series may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Series transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Series will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Series to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Series will be able to avoid selling portfolio instruments at a disadvantageous time.

        When effecting reverse repurchase agreements, liquid assets of the Series, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

        LENDING OF PORTFOLIO SECURITIES - The collateral received when the Equity Series lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series. During the time portfolio securities are on loan, the borrower pays the Series any dividends or interest paid on such securities. Loans are subject to termination at the option of the Series or the borrower. The Series may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

BLACKROCK U.S. GOVERNMENT INCOME SERIES

        The BlackRock U.S. Government Income Series (the "Government Income Series") invests primarily in securities which are guaranteed as to payment of principal and interest by the U.S. government or its instrumentalities.

        U.S. GOVERNMENT OBLIGATIONS - The types of U.S. government obligations in which the Series may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by: (1) the full faith and credit of the U.S. Treasury; (2) the issuer's right to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or (4) the credit of the agency or instrumentality issuing the obligations.

        Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Association; and Federal National Mortgage Association.

        COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Privately issued CMOs generally represent an ownership Interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

        ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS) - Like other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

        While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns.

        WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - These transactions are arrangements in which the U.S. Government Income Series purchases securities with payment and delivery scheduled for a future time. The Series engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Series' investment objective and policies, not for investment leverage. In when-issued and delayed delivery transactions, the Series relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Series to miss a price or yield considered to be advantageous.

        These transactions are made to secure what is considered to be an advantageous price or yield for the Series. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

        No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Series sufficient to make payment for the securities to be purchased are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

        REPURCHASE AGREEMENTS - The Series or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. In the event that a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Series might be delayed pending court action. The Series believes that under the regular procedures normally in effect for custody of the Series' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Series and allow retention or disposition of such securities. The Series will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.

        REVERSE REPURCHASE AGREEMENTS - The Series may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Series transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Series will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Series to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Series will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Series, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Series' records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

        LENDING OF PORTFOLIO SECURITIES - The collateral received when the U.S. Government Income Series lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series. During the time portfolio securities are on loan, the borrower pays the Series any dividends or interest paid on such securities. Loans are subject to termination at the option of the Series or the borrower. The Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

INVESTMENT RESTRICTIONS FOR THE EQUITY SERIES AND U.S. GOVERNMENT INCOME SERIES

        The investment restrictions of the Series described below are fundamental policies that may not be changed without the approval of at least a majority of the outstanding shares of a Series or of 67% of the shares of a Series represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Series are represented.

        As a matter of fundamental policy, neither Series may: (1) issue senior securities except that the Series may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amount borrowed (the Series will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Series to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Series will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Series will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements); (2) purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities (the deposit or payment by the Series of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin); (3) mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings (in those cases, it may pledge assets having a value of 15% of its assets taken at cost. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge); (4) lend any of its assets except portfolio securities up to one-third of the value of its total assets (this shall not prevent the Series from purchasing or holding bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Series' investment objective, policy, and limitations or Declaration of Trust);
(5) purchase or sell commodities, commodity contracts, or commodity futures contracts except that the Equity Series may buy and sell financial futures contracts; (6) purchase or sell real estate, although it may invest in securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; (7) with respect to 75% of the value of its total assets, purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer; (8) acquire more than 10% of the outstanding voting securities of any one issuer; (9) invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry; (10) underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations; or (11) purchase restricted securities if immediately thereafter more than 10% of the net assets of the Series, taken at market value, would be invested in such securities (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees).

        The above limitations cannot be changed without shareholder approval. The following limitations for the Equity and U.S. Government Income Series, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitation becomes effective. Under these limitations, neither Series securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities determined by the Trustees not to be liquid; (2) invest in other investment companies to the extent of more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general (a Series will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets); (3) invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor; (4) purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities; (5) purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs; (6) in the case of the Equity Series, purchase securities of a company for the purpose of exercising control or management; (7) invest more than 5% of its net assets in warrants, including those acquired in units or attached to other securities For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by the Series in units with or attached to securities may be deemed to be without value); (8) enter into transactions for the purpose of engaging in arbitrage; (9) purchase put options on securities unless the securities are held in the Series' portfolio and not more than 5% of the value of the Series' total assets would be invested in premiums on open put option positions; (10) write call options on securities unless the securities are held in its portfolio or unless the Series is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment, or (11) sell securities short unless (a) it owns, or has right to acquire, an equal amount of such securities, or (b) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. (The segregated amount will not exceed 10% of the Series' net assets. While in a short position, the Series will retain the securities, rights, or segregated assets).

        Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

REPURCHASE AGREEMENTS

        The T. Rowe Price Growth and Income Series and the Bond Series may invest in repurchase agreements. A repurchase agreement is an instrument through which an investor (such as a Series) purchases a security from a bank with an agreement by the seller to repurchase the security at the same price, plus interest at a specified rate. The underlying securities are limited to those which would otherwise qualify for investment by the Series. Repurchase agreements usually have a short duration, often less than one week. As a fundamental investment policy of the T. Rowe Price Growth and Income Series, the Series will not will enter into a repurchase agreement of a duration of more than seven business days if, as a result, more than 10% of the value of the Series' total assets would be so invested. As a non-fundamental policy of the Bond Series, the Series will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days. Neither of the Series will enter into repurchase agreements with securities dealers unless the Series has been advised by legal counsel that such a transaction would not constitute a purchase of an interest in such a dealer under section 12(d)(3) of the Investment Company Act of 1940.

                      INVESTMENT ADVISER AND OTHER SERVICES

        The following sets forth certain additional information concerning Security First Investment Management Corporation ("Security Management"), the investment adviser for the Series; T. Rowe Price Associates, Inc. ("Price Associates"), the sub-adviser to Security Management for the T. Rowe Price Growth and Income; Neuberger Berman, the sub-advisor to the Bond Series; and BlackRock Financial Management, Inc. ("BlackRock"), the sub-adviser to Security Management for the Equity Series and the U.S. Government Income Series.

SECURITY MANAGEMENT AND THE ADVISORY AGREEMENTS

        Security Management serves as the investment adviser to the T. Rowe Price Growth and Income Series and the Bond Series, pursuant to a Master Investment Management and Advisory Agreement dated October 30, 1997 and serves as the investment adviser to the Equity Series and the U.S. Government Income Series pursuant to a Master Investment Management and Advisory Agreement dated March 27, 1998 ("the Advisory Agreements"). Security Management was incorporated in Delaware on December 6, 1973 and is a wholly-owned subsidiary of Security First Group, Inc., also a Delaware corporation. Security Management and Security First Group, Inc. maintain their principal places of business at 11365 West Olympic Boulevard, Los Angeles California 90064. The common stock of Security First Group is currently wholly owned by a subsidiary of Metropolitan Life Insurance Company, a New York life insurance company. Security Management also acts as investment adviser to an affiliated insurance company, Security First Life Insurance Company.

        The Advisory Agreements provide that Security Management is responsible for supervising and directing the investments of each of the Series in accordance with the investment objectives of each. Pursuant to the Advisory Agreements, Security Management shall obtain and evaluate information relating to the economy, industries, business, securities markets, and particular issues of securities. In addition, Security Management agrees to formulate and implement a continuing program for the management of each of the Series' assets, give investment advice and manage the investment and reinvestment of the Series' securities. Security Management's obligations include the making and execution of investment decisions, and the placement of orders for the purchase and sale of securities with or through such brokers, dealers or issuers as Security Management may select. Security Management is also authorized to enter into sub-advisory agreements with third parties for the provision of investment advice to Security Management relating to each Series' portfolio of securities, investments, cash and other properties.

        Under the Advisory Agreements, the Trust will assume and pay legal and independent accounting and auditing expenses of the Trust, costs related to reports, notices and proxy material, compensation and expense of disinterested trustees, share issuance expenses, expenses of custodians, transfer agents and registrars, brokers' commissions, all taxes and fees payable to governmental agencies, expenses of shareholders' and trustees' meetings and interest expenses. Security Management will be responsible for paying all expenses and charges not assumed by the Trust.

        The Advisory Agreements provide that Security Management, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreements, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Agreements.

        For its services to the T. Rowe Price Growth and Income Series and Bond Series, Security Management receives from the Trust fees computed by using an annual rate of .50% (1/2 of 1%) based on the average daily net assets of each of the Series. Such compensation is accrued daily and payable monthly. For its services to the Equity Series and U.S. Government Income Series, Security Management receives from the Trust fees computed by using an annual rate of 70% and .55%, respectively, of the average daily net assets of the respective Series. Such compensation is accrued daily and payable monthly.

        For the fiscal year ended July 31, 1999, management fees of $1,597,973 ($479,726 after payment of subadvisory fees) were paid by the T. Rowe Price Growth and Income Series to Security Management.

        During the fiscal year ended July 31, 1999, management fees in the amount of $112,638 ($33,791 after payment of the subadvisory fee) were earned by Security Management from the Bond Series.

        In regard to the U.S. Government Income Series, for the fiscal year ended July 31, 1999, Security Management earned advisory fees of $185,159 ($50,498 after payment of subadvisory fees). In regard to the Equity Series, for the fiscal year ended July 31, 1999, Security Management earned advisory fees of $390,010 ($83,574 after payment of subadvisory fees). Each Advisory Agreement provides that it will remain in effect for an initial term of two years from its initial effective date and will continue in effect from year to year thereafter as to each Series provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Advisory Agreement must be approved by a majority of the Trust's independent Trustees. Each Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated as to a particular Series without penalty by either party upon 60 days' prior written notice to the other party, provided that termination by the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the affected Series.

PRICE ASSOCIATES AND THE PRICE SUB-ADVISORY AGREEMENT

        Price Associates serves as sub-adviser to Security Management with respect to the T. Rowe Price Growth and Income Series pursuant to a Sub-Advisory Agreement (the "Price Sub-Advisory Agreement") dated October 30, 1997. Price Associates is a Maryland corporation which was incorporated in 1947, as the successor to the investment counseling business founded by the late Mr. T. Rowe Price in 1937. Its principal offices are located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates and its subsidiaries serve as investment advisers to individual and institutional investors (including mutual funds) with total net assets under supervision of approximately $157.4 billion as of September 30. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

        Under the Price Sub-Advisory Agreement Price Associates provides investment management services to the T. Rowe Price Growth and Income Series. Price Associates has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Trust's investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, Price Associates must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

        The Price Sub-Advisory Agreement provides that Price Associates, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Price Sub-Advisory Agreement.

        For its services, Price Associates receives a fee from Security Management computed by using an annual rate of .35% based on the average daily net assets of the T. Rowe Price Growth and Income Series. Such compensation is accrued daily and payable monthly.

        For the fiscal year ended July 31, 1999, Price Associates received advisory fees from the T. Rowe Price Growth and Income Series of $1,118,247. For the fiscal year ended July 31, 1999, the ratios of total expenses to average net assets for this Series was .59%.

        The Price Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter as to each Series, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Price Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Price Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by a Series of the Trust upon 60 days prior written notice to the other party, provided that termination by a Series of the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series of the Trust.

        No single shareholder owns beneficially more than 10% of the stock of Price Associates.

NEUBERGER BERMAN AND NEUBERGER BERMAN SUB-ADVISORY AGREEMENT

        Neuberger Berman was founded in 1939 to manage assets for high net worth individuals. It is an investment adviser registered as such with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. It is also registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the New York Stock Exchange. Its offices are located at 605 Third Avenue, New York, New York 10158. Currently, it provides investment management services to a wide variety of clients, including individuals, investment companies, pension and profit-sharing plans, trusts and charitable organizations, and has approximately $25million in assets under its management for clients.

        Under the Neuberger Berman Sub-Advisory Agreement, dated October 30, 1997, Neuberger Berman provides investment management services to the Bond Series. Neuberger Berman has the discretion to purchase or sell securities on behalf of the Trust in accordance with the Trust's investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Trust and to allocate brokerage or obtain research services. In performing these services, Neuberger Berman must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

        The Neuberger Berman Sub-Advisory Agreement provides that Neuberger Berman, its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the Agreement, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations under the Neuberger Berman Sub-Advisory Agreement.

        For its services, Neuberger Berman receives a fee from Security Management computed by using an annual rate of .35% based on the average daily net assets of the Bond Series. Such compensation is accrued daily and payable monthly.

        Neuberger Berman began providing sub-advisory services to the Bond Series on July 15, 1997. In the fiscal year ended July 31, 1999, Neuberger Berman received advisory fees of $78,847.

        The Neuberger Berman Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter as to the Bond Series, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of each Series. In either case, renewal of the Neuberger Berman Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The Neuberger Berman Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by a Series of the Trust upon 60 days prior written notice to the other party, provided that termination by a Series of the Trust must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series of the Trust.

BLACKROCK AND THE BLACKROCK SUB-ADVISORY AGREEMENT

        BlackRock serves as sub-adviser to Security Management with respect to the Equity Series and U.S. Government Income Series pursuant to sub-advisory agreements (the "BlackRock Sub-Advisory Agreements") dated March 27, 1998. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is subsidiary of PNC Bank, N.A. The principal offices of BlackRock and BlackRock, Inc. are located at 345 Park Avenue, New York, New York 10154, with additional offices in Philadelphia, Wilmington, Edinburgh and Tokyo. BlackRock, Inc. is a fully integrated money management firm with global fixed income, equity and cash management capabilities. As of December 31, 1998, BlackRock, Inc. And its subsidiaries managed or administered approximately $130.6 billion in assets.

        As compensation for providing services under the BlackRock Sub-Advisory Agreements, BlackRock receives from Security Management fees computed by using an annual rate of 0.55% based on average daily assets of the Equity Series and an annual rate of 0.40% based on the average daily net assets of the U.S. Government Income Series. These fees are accrued daily, and paid monthly.

        Under the BlackRock Sub-Advisory Agreements BlackRock provides investment management services to the Equity Series and U.S. Government Income Series. BlackRock has the discretion to purchase or sell securities on behalf of the Series in accordance with the Series' investment objectives or restrictions and to communicate with brokers, dealers, custodians or other parties on behalf of the Series and to allocate brokerage or obtain research services. In performing these services, BlackRock must obtain and evaluate information relating to the economy, industries, business, securities markets and securities as it may deem necessary, and it must formulate and implement a continuing plan for performance of its services.

        The BlackRock Sub-Advisory Agreements provide that BlackRock and its officers, directors and employees shall not be liable for any error of judgment, mistake of law, or loss suffered by the Trust, while rendering services under the BlackRock Sub-Advisory Agreements, except for loss resulting from willful misfeasance, bad faith, gross negligence in the performance of their duties on behalf of the Trust or reckless disregard of their duties and obligations.

        During the fiscal year ended July 31, 1999, BlackRock earned a sub-advisor fee of $306,436 from the Equity Series. During the same period, BlackRock earned a sub-advisor fee of $134,661 from the U.S. Government Income Series.

        The BlackRock Sub-Advisory Agreements provide that it will remain in effect for an initial term of two years and will continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by the Board of Trustees (at a meeting called for that purpose), or by vote of a majority of the outstanding shares of the Series. In either case, renewal of the BlackRock Sub-Advisory Agreement must be approved by a majority of the Trust's independent Trustees. The BlackRock Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party or by the relevant Series upon 60 days prior written notice to the other party, provided that termination by the Series must be authorized by a resolution of a majority of the Board of Trustees or by a vote of a majority of the outstanding shares of the Series.

                         PRINCIPAL HOLDERS OF SECURITIES

        Security First Life Separate Account A, the depositor of which is the Security First Life Insurance Company, has entered into a participation agreement with the Trust for the purchase of Series shares at net asset value. As of July 31, 1999, Security First Life Separate Account A was the owner of 99.42% of the outstanding shares of Bond Series, 99.37% of the outstanding shares of the T. Rowe Price Growth & Income Series and 100% of the outstanding shares of the Equity Series and U.S. Government Income Series. The address of Security First Life Separate Account A, and the depositor, Security First Life Insurance Company, is 11365 West Olympic Boulevard, Los Angeles, California 90064.

                             MANAGEMENT OF THE TRUST

The Trusteees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Trustee is provided below and includes each person's name, address, age, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Trust for its most recent fiscal year

NAME, ADDRESS, AND AGE                POSITION(S) HELD     PRINCIPAL OCCUPATION(S)     AGGREGATE COMPENSATION
                                      WITH TRUST           DURING PAST 5 YEARS         COMPENSATION FROM TRUST
------------------------------------  -------------------- --------------------------- ------------------------
Jack R. Borsting                      Trustee              Current - Executive         $11,000
3415 South Figueroa, DCC 217                               Director, Center for
Los Angeles, CA 90089-0871                                 Telecommunications
Age 70                                                     Management,
                                                           University of Southern
                                                           California
                                                           Prior to 1995 - Dean,
                                                           USC School of
                                                           Business, Dept. of
                                                           Information &
                                                           Operations
                                                           Management
------------------------------------  -------------------- --------------------------- ------------------------
Katherine L. Hensley                  Trustee              Retired.                    $11,000
400 South Hope Street                                      Formerly - Partner in
Los Angeles, CA 90071-2899                                 the law firm of
Age 62                                                     O'Melveny & Myers
------------------------------------  -------------------- --------------------------- ------------------------
Howard H Kayton*                      Trustee              Senior Vice President       $0
11365 West Olympic Boulevard                               and Chief Actuary of
Los Angeles, CA 90064                                      Security First Group, Inc.
Age 63
------------------------------------  -------------------- --------------------------- ------------------------
Lawrence E. Marcus                    Trustee.             Retired.                    $11,000
4616 Dorset                                                Formerly - Executive
Dallas, Texas 75229                                        Vice President of
Age 82                                                     Neiman-Marcus Company,
                                                           a general merchandise
                                                           retailer
------------------------------------  -------------------- --------------------------- ------------------------
Richard C. Pearson                    President            President of Security       $0
11365 West Olympic Boulevard                               First Group, Inc. and
Los Angeles, CA 90064                                      an officer of its
Age 56                                                     subsidiaries.
------------------------------------  -------------------- --------------------------- ------------------------
Jane F. Eagle                         Senior Vice          Senior Vice President of    $0
11365 West Olympic Boulevard          President and        Security First Group, Inc.
Los Angeles, CA 90064                 Chief Financial      and an officer of its
Age 34                                Officer              subsidiaries.
------------------------------------  -------------------- --------------------------- ------------------------
Cheryl M. MacGregor                   Senior Vice          Senior Vice President,      $0
11365 West Olympic Boulevard          President,           Administration of
Los Angeles, CA 90064                 Administration       Security First Group, Inc.
Age 52                                                     and an officer of its
                                                           subsidiaries.
------------------------------------  -------------------- --------------------------- ------------------------
James C. Turner                       Vice President,      Vice President, Taxation    $0
11365 West Olympic Boulevard          Taxation             of Security First
Los Angeles, CA 90064                                      Group, Inc.
Age 54
------------------------------------  -------------------- --------------------------- ------------------------
Cheryl J. Finney                      Vice President       Associate General Counsel   $0
11365 West Olympic Boulevard          and Assistant        of Security First Group,
Los Angeles, CA 90064                 Secretary            Inc. and an officer of
Age 45                                                     its subsidiaries.
------------------------------------  -------------------- --------------------------- ------------------------

        Each disinterested Trustee receives a Trustee's fee of $7,000 per year, $1,000 for each Trustees' meeting attended and reimbursement of expenses.

        Ms. Eagle is also Senior Vice President, Finance of Security Management. Mr. Pearson is also President of Security Management. Mr. Turner is also Vice President, Taxation and Assistant Secretary of Security Management.

* Interested Trustee

                                    BROKERAGE

        Decisions with respect to the purchase and sale of portfolio securities on behalf of the Trust are made by Security Management pursuant to the terms of the Advisory Agreement. However, pursuant to the terms of the Sub-Advisory Agreements, Price Associates, Neuberger Berman and BlackRock may allocate brokerage and principal business or obtain research services from organizations with which the Trust or Security Management may be dealing. Security Management is ultimately responsible for implementing these decisions, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.

        In purchasing and selling the Series' portfolio securities, it is Security Management's, Price Associates', Neuberger Berman's and BlackRock's policies to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions and with the exception of the Bond Series advised by Neuberger Berman, a Series may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Series' portfolio transactions, consideration will be given to such factors as the price of the security, the rate of commission, the size and difficulty of the order, the reliability integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and brokerage and research services which they provide to Security Management, Price Associates, Neuberger Berman, BlackRock or the Series.

        Security Management, Price Associates or BlackRock may cause a Series to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. This determination may be viewed in terms of either that particular transaction or the overall responsibilities of Security Management, Price Associates and BlackRock with respect to the accounts over which they exercise investment discretion. In some cases, research services are generated by third parties, but are provided to Security Management, Price Associates, Neuberger Berman or BlackRock by or through broker-dealers.

        Price Associates, Neuberger Berman and BlackRock may effect principal transactions on behalf of a Series with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities are transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. The Trust does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Trust pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. Security Management, Price Associates, Neuberger Berman and BlackRock receive a wide range of research services from broker-dealers including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analysis. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to Security Management's, Price Associates', Neuberger Berman's and BlackRock's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

        Each year Security Management, Price Associates, Neuberger Berman and BlackRock assess the contribution of the brokerage and research services provided by broker-dealers and allocate a portion of the brokerage business of their clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

        Security Management, Price Associates, Neuberger Berman and BlackRock cannot readily determine the extent to which commissions or net prices charged by broker-dealers reflect the value of their unsolicited research services. In some instances, Security Management and/or Price Associates, and/or Neuberger Berman and/or BlackRock will receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to Security Management, Price Associates, Neuberger Berman and BlackRock in serving their other clients, but they can also be useful in serving the Trust.

        Security Management, Price Associates, Neuberger Berman and BlackRock do not allocate business to any broker-dealer on the basis of its efforts in promoting sales of shares of the Series. However, this does not mean that such broker-dealers will not receive business from the Trust.

        Some of Price Associates', Neuberger Berman's or BlackRock's other clients have investment objectives and programs similar to one or more of the Series. They may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Series. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price Associates', Neuberger Berman's and BlackRock's policy not to favor one client over another in making recommendations or in placing orders. If two or more clients are purchasing or selling a given security on the same day from or to the same broker-dealer, the advisor may average the price of the transactions and allocate the average among the clients participating in the transaction. Price Associates has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

        All brokerage commissions will be allocated by Price Associates, Neuberger Berman and BlackRock according to the foregoing policies. The T. Rowe Price Growth and Income Series paid brokerage commissions to securities dealers in connection with underwritings during the fiscal year ended July 31, 1999, of $179,682. The Equity Series paid brokerage commissions to securities dealers during that fiscal year of $28,759. The Bond Series and U.S. Government Income Series did not pay any brokerage commissions or discounts to securities dealers in that fiscal year.

                               PORTFOLIO TURNOVER

        The portfolio turnover rate can be expected to be higher during periods of rapidly changing economic or market conditions than in a more stable period. Portfolio turnover may be defined as the ratio of the total dollar amount of the lesser of the purchase or sales of securities to the monthly average value of portfolio securities owned by the Trust. The portfolio turnover rate for the T. Rowe Price Growth and Income Series for the fiscal year ended July 31, 1999, was 15%. The portfolio turnover rate for the Bond Series for the fiscal year ended July 31, 1999, was 147%. The portfolio turnover rate during said period for the Equity Series was 23%. The portfolio turnover rate for the U.S.
Government Income Series for said period was 307%.

        High portfolio turnover involved correspondingly greater brokerage commissions, to the extent such commissions are payable, and other transaction costs that are borne directly by the Series involved. Higher turnover rates reflect an increased rate of realization of gains and losses by the Series, which would normally affect the taxable income of the Series' shareholders. Where the shareholder is an insurance company separate account funding variable annuity contracts, qualified as such under the Internal Revenue Code ("Code"), however, the contract owners are not currently charged with such income or losses except to the extent provided under the Code (normally when distributions under the contracts are made).

               PRICING AND REDEMPTION OF SECURITIES BEING OFFERED

DETERMINING NET ASSET VALUE

        The net asset value per share of each Series is determined by dividing the value of the Series' securities, plus any cash and other assets (including dividends and interest accrued and not collected), less all liabilities (including accrued expenses), by the number of shares outstanding.

T. ROWE PRICE GROWTH AND INCOME AND BOND SERIES

        Debt securities other than convertible securities and short-term obligations are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available. However, when such prices are not available and where Security Management deems it appropriate to do so, an over-the-counter or exchange quotation may be used. The market value of the Series' other portfolio securities is determined as follows: securities traded on a national securities exchange are valued at the bid price for such securities, as reported by securities dealers. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value as determined in good faith by the Board of Trustees. Any other assets are also valued at their fair value as determined in good faith by the Board.

EQUITY AND U.S. GOVERNMENT INCOME SERIES

        The market values of the Series' portfolio securities are determined as follows:

     o for equity securities, according to the last sale price on a national securities exchange, if available;

     o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

     o    for unlisted equity securities, the latest bid prices;

     o for bonds and other fixed income securities, as determined by an independent pricing service;

     o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with maturities of less than 60 days, at amortized cost; or

     o for all other securities, at fair value as determined in good faith by the Board of Trustees.

        The Series will value future contracts, options, put options on futures and financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Board determines in good faith that another method of valuing option positions is necessary to appraise their fair value.

REDEMPTION OF SHARES

        The Trust will redeem shares at the net asset value per share next to be determined after receipt of a duly executed request for redemption. Redemption of shares or payment may be suspended at times (i) when the New York Stock Exchange is closed other than customary weekends and holidays, (ii) when trading on said exchange is restricted, (iii) when an emergency (as determined by the Securities and Exchange Commission) exists, making disposal of portfolio securities or the valuation of net assets of the Series not reasonably practicable, or (iv) when the Securities and Exchange Commission has by order permitted such suspension for the protection of shareholders of the Trust.

        The Trust's redemption procedures will not be changed without prior notice to shareholders.

                                    TAXATION

        Under the Code, each of the Series is treated as a separate regulated investment company provided the qualification requirements of Subchapter M are otherwise met. As a regulated investment company, a Series will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year is distributed.

        In order to qualify as a regulated investment company under the Code, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Series' assets is represented by cash, Government securities and other securities limited in respect of any one issuer to 5% of the Series' assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities).

        In addition to the diversification requirements contained in the Trust's investment restrictions, the Trust is also subject to diversification requirements applicable to variable annuities under Section 817(h) of the Code. Under this section, a variable annuity will not receive the tax treatment afforded annuities if its underlying investments are not adequately diversified. Under applicable regulations, no more than 55% of total assets can be invested in one investment, 70% in two investments, 80% in three investments and 90% in four investments. Investments are generally defined as securities issued by any one issuer. U.S. Government agencies or instrumentalities are considered separate issuers.

        Unlike public shareholders, under the Code a life insurance company separate account will not incur any federal income tax liability on dividends and capital gains distributions received from a regulated investment company by a separate account funding variable annuity contracts as defined in section 817(d) of the Code.

        To the extent that there is in excess of $250,000 invested in a Series other than through variable contract premium payment, the Code imposes a 4% nondeductible excise tax on the undistributed income of such Series to the extent the Series does not distribute at least 98% of its net investment income and its net capital gains (both long- and short-term) for each taxable year by the end of such year. For purposes of the 4% excise tax, dividends and distributions will be treated as paid when actually distributed, except that dividends declared in December payable to shareholders of record on a specified date in December, and paid before February 1 of the following year, will be treated as having been (i) paid by the Series on the record date and (ii) received by each shareholder on such date. Net capital gains realized for the one year period ending on October 31 of each tax year are subject to distribution in this manner.

        Series which do not have in excess of $250,000 invested other than through variable contract premium payments are not subject to the above described 4% excise tax. Each Series will send written notices to its shareholders (Separate Accounts) regarding the tax status of all distributions made during each taxable year.

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION

        Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal, and differs from the higher-rated issues only in small degree.

        Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

        Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds In higher- rated categories.

FITCH INVESTORS SERVICE, INC.

        Fitch's investment grade bond ratings are summarized as follows: AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA Bonds considered to be investment grade and of very high credit quality. The obligors' ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'; A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligors' ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        Plus (+) Minus (-) - Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

        Moody's employs the following three designations, all judged to be of investment grade, to indicate the relative repayment ability of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. Categories A-1, A-2 and A-3 are as follows: A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation; A-2--Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1"; and A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes In circumstances than obligations carrying the higher designations.

                                    CUSTODIAN

        The Bank of New York (the "Custodian"), 1 Wall Street, New York, New York 10286, serves as the Trust's custodian. Pursuant to the terms of the Custodian Agreement executed with the Trust, the Trust will forward to the Custodian the proceeds of each purchase of Series shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Series.

        The Custodian Agreement provides that each of the Series shall pay to the Custodian compensation for its services, in accordance with the Custodian's regularly established rate schedule. Said compensation shall be computed on the basis of the Series' average daily net assets payable as of the end of each month. The Custodian Agreement may be terminated by either the Trust or the Custodian upon 60 days' written notice to the other party. Such termination shall not be in contravention of any applicable federal or state laws or regulations, or any provision of the Trust Declaration or By-Laws.

                              INDEPENDENT AUDITORS

        The financial statements of Security First Trust at July 31, 1999, and for the periods indicated in this report appearing in this Statement of Additional Information and Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report appearing elsewhere in the registration statement, and is included in reliance upon their report of such firm given upon their authority as experts in accounting and auditing. The consolidated financials statements and the related financial statements schedules of Security First Trust at July 31, 1998 and 1997 included elsewhere in the registration statement have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                         FEDERAL REGISTRATION OF SHARES

        The Trust's shares are registered for sale under the Securities Act of 1933.

                                  LEGAL COUNSEL

        Sullivan & Worcester LLP, whose address is 1025 Connecticut Avenue N.W., Washington, D.C. 20036, is legal counsel to the Trust.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and the Board of Trustees of the Security First Trust:

We have audited the statements of assets and liabilities, including the portfolio of investments, of the Security First Trust comprised of the Bond Series, the T. Rowe Price Growth and Income Series, the Equity Series, and the U.S. Government Income Series (collectively, the "Trust") as of July 31, 1999, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets of the Trust for the year ended July 31, 1998, and the financial highlights for the four years ended July 31, 1998, were audited by other auditors whose report, dated September 14, 1998, expressed an unqualified opinion on those statements and the financial highlights for each of the four years.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security First Trust's Bond Series, T. Rowe Price Growth and Income Series, Equity Series, and U.S. Government Income Series as of July 31, 1999, and the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

September 10, 1999
Los Angeles, California

====================================================================================================================================
                                                       SECURITY FIRST TRUST
                                               STATEMENT OF ASSETS AND LIABILITIES
                                                          JULY 31, 1999

                                                                              T. Rowe Price
                                                                                Growth and                           U.S. Government
                                                                                  Income              Equity             Income
                                                            Bond Series           Series              Series             Series
                                                          --------------      --------------      --------------     --------------

ASSETS
  Investments at market - Note A and Schedule I:
    Investment securities (cost:
    Bond Series - $24,705,369; Growth
    and Income Series - $267,445,522;
    Equity Series - $44,265,252;
    U.S. Government Income Series -
       $32,756,552)                                       $  23,948,048       $ 367,297,873       $  57,999,389      $  31,760,918

  Cash                                                          506,915           1,375,426             354,162            145,855
  Interest receivable                                           298,061               4,714               1,092            434,814
  Dividends receivable                                                              466,455              61,807
  Receivable for securities sold                                    450                                  87,724              2,315
  Receivable for capital shares purchased                                           153,829
  Unrealized appreciation on foreign
    currency contracts                                            3,612
                                                          --------------      --------------      --------------     --------------
                                                             24,757,086         369,298,297          58,504,174         32,343,902

LIABILITIES
  Payable for securities purchased                                                                      102,164
  Accrued expenses                                               13,411              75,982              14,673             13,303
  Payable for capital shares redeemed                            18,550                                  45,878              6,795
  Payable to investment adviser - Note B                          7,156             108,701              27,668             10,579
  Payable for directors' fees                                       265               2,429                 629                676
                                                          --------------      --------------      --------------     --------------
                                                                 39,382             187,112             191,012             31,353

NET ASSETS
  Capital shares (authorized 100,000,000
    shares of $.01 par value for each series)                24,992,823         254,632,508          43,017,733         32,775,232
  Undistributed net investment income                           765,101           3,364,585             210,605          1,057,930
  Undistributed net realized gain (loss)                       (286,511)         11,261,741           1,350,687           (524,979)
  Net unrealized appreciation (depreciation)
    of investments                                             (753,709)         99,852,351          13,734,137           (995,634)
                                                          --------------      --------------      --------------     --------------

                             NET ASSETS                   $  24,717,704       $ 369,111,185       $  58,313,162      $  32,312,549
                                                          ==============      ==============      ==============     ==============

             Capital shares outstanding                       6,284,950          20,495,939           6,827,497          6,336,073

             Net asset value per share                            $3.93              $18.01               $8.54              $5.10



The accompanying notes are an integral part of these financial statements.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================


                                                       SECURITY FIRST TRUST
                                                     STATEMENT OF OPERATIONS
                                                 FOR THE YEAR ENDED JULY 31, 1999

                                                                              T. Rowe Price
                                                                               Growth and                            U.S. Government
                                                                                  Income              Equity             Income
                                                            Bond Series           Series              Series             Series
                                                          --------------      --------------      --------------     --------------

INVESTMENT INCOME
   Dividends                                                                  $   6,098,773       $     820,370
   Interest                                               $   1,369,651           1,517,513              25,097      $   2,040,305
                                                          --------------      --------------      --------------     --------------
                                                              1,369,651           7,616,286             845,467          2,040,305

EXPENSES
   Custodian fees                                                15,767              52,929              16,873             16,317
   Adviser fees - Note B                                         78,847           1,118,247             306,436            134,661
   Management fees - Note B                                      33,791             479,726              83,574             50,498
   Printing expenses                                              7,749             130,177              17,860             18,664
   Audit fees                                                     5,583               6,727               5,606              4,465
   Insurance expenses                                             2,269              34,154               5,758              3,293
   Directors' fees and expenses                                   1,856              24,818               4,421              3,117
   Miscellaneous expenses                                           894               5,126               6,330              5,923
                                                          --------------      --------------      --------------     --------------
                                                                146,756           1,851,904             446,858            236,938
                                                          --------------      --------------      --------------     --------------

                  NET INVESTMENT INCOME                       1,222,895           5,764,382             398,609          1,803,367

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS - Notes A and C
   Net realized gain (loss) on sale of investments             (198,084)         17,734,362           1,354,678            (13,673)
   Net unrealized appreciation (depreciation) of:
     Investments during the year                               (971,834)         31,098,623           7,802,709         (1,476,045)
     Assets denominated in foreign currencies                     3,612
                                                          --------------      --------------      --------------     --------------
         Net gain (loss) on investments                      (1,166,306)         48,832,985           9,157,387         (1,489,718)
                                                          --------------      --------------      --------------     --------------

                 INCREASE IN NET ASSETS
              RESULTING FROM OPERATIONS                   $      56,589       $  54,597,367       $   9,555,996      $     313,649
                                                          ==============      ==============      ==============     ==============


The accompanying notes are an integral part of these financial statements.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                       SECURITY FIRST TRUST
                                                STATEMENT OF CHANGES IN NET ASSETS
                                                 FOR THE YEAR ENDED JULY 31, 1999

                                                                              T. Rowe Price
                                                                               Growth and                            U.S. Government
                                                                                  Income              Equity             Income
                                                            Bond Series           Series              Series             Series
                                                          --------------      --------------      --------------     --------------

OPERATIONS
   Net investment income                                  $   1,222,895       $   5,764,382       $     398,609      $   1,803,367
   Net realized gain (loss) on sale
     of investments                                            (198,084)         17,734,362           1,354,678            (13,673)
   Net unrealized appreciation (depreciation)
     during the period                                         (968,222)         31,098,623           7,802,709         (1,476,045)
                                                          --------------      --------------      --------------     --------------
                  INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS                         56,589          54,597,367           9,555,996            313,649

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                                       (968,742)         (5,234,796)           (449,055)        (1,847,027)
   Net realized gains                                          (207,719)        (18,412,869)         (8,668,236)          (597,259)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
     distributed                                                968,742           5,234,796             449,055          1,847,027
   Reinvestment of net realized gains                           207,719          18,412,869           8,668,236            597,259
   Sales of capital shares                                    9,504,353          37,641,014             793,709          2,362,361
   Redemptions of capital shares                             (2,777,630)        (13,568,724)         (6,839,695)        (4,454,380)
                                                          --------------      --------------      --------------     --------------
             INCREASE IN NET ASSETS FROM
              CAPITAL SHARE TRANSACTIONS                      7,903,184          47,719,955           3,071,305            352,267
                                                          --------------      --------------      --------------     --------------
            TOTAL INCREASE IN NET ASSETS                      6,783,312          78,669,657           3,510,010
            TOTAL DECREASE IN NET ASSETS                                                                                (1,778,370)

NET ASSETS
   BEGINNING OF YEAR                                         17,934,392         290,441,528          54,803,152         34,090,919
                                                          --------------      --------------      --------------     --------------
   END OF YEAR (including undistributed net
     investment income: Bond Series -$765,101;
     Growth and Income Series - $3,364,585;
     Equity Series - $210,605; U.S. Government
     Income Series - $1,057,930)                          $  24,717,704       $ 369,111,185       $  58,313,162      $  32,312,549
                                                          ==============      ==============      ==============     ==============



The accompanying notes are an integral part of these financial statements.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                       SECURITY FIRST TRUST
                                                STATEMENT OF CHANGES IN NET ASSETS
                                                 FOR THE YEAR ENDED JULY 31, 1998

                                                                              T. Rowe Price
                                                                               Growth and                            U.S. Government
                                                                                  Income              Equity             Income
                                                            Bond Series           Series              Series             Series
                                                          --------------      --------------      --------------     --------------
OPERATIONS
   Net investment income                                  $     793,704       $   4,757,262       $     449,747      $   1,841,411
   Net realized gain on sale of investments                     258,714          14,401,027          11,847,457            137,839
   Net unrealized appreciation (depreciation)
     during the year                                            (52,442)          3,597,110          (4,704,685)            68,011
                                                          --------------      --------------      --------------     --------------
                  INCREASE IN NET ASSETS
               RESULTING FROM OPERATIONS                        999,976          22,755,399           7,592,519          2,047,261

DISTRIBUTIONS TO SHAREOWNERS
   Net investment income                                       (647,867)         (4,191,181)           (482,528)        (1,507,408)
   Net realized gains                                                           (13,443,002)         (4,086,984)

CAPITAL SHARE TRANSACTIONS - NOTE D
   Reinvestment of net investment income
     distributed                                                647,867           4,191,181             482,528          1,507,408
   Reinvestment of net realized gains
     distributed                                                                 13,443,002           4,086,984
   Sales of capital shares                                    7,387,828          68,143,134           6,440,386          6,833,426
   Redemptions of capital shares                             (1,088,132)         (5,160,103)         (6,801,222)        (3,679,228)
                                                          --------------      --------------      --------------     --------------
             INCREASE IN NET ASSETS FROM
              CAPITAL SHARE TRANSACTIONS                      6,947,563          80,617,214           4,208,676          4,661,606
                                                          --------------      --------------      --------------     --------------

            TOTAL INCREASE IN NET ASSETS                      7,299,672          85,738,430           7,231,683          5,201,459

NET ASSETS
   BEGINNING OF YEAR                                         10,634,720         204,703,098          47,571,469         28,889,460
                                                          --------------      --------------      --------------     --------------
   END OF YEAR (including undistributed net
     investment income: Bond Series -$510,948;
     Growth and Income Series - $2,834,998;
     Equity Series - $261,051; U.S. Government
     Income Series - $1,101,590)                          $  17,934,392       $ 290,441,528       $  54,803,152      $  34,090,919
                                                          ==============      ==============      ==============     ==============



The accompanying notes are an integral part of these financial statements.
------------------------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                           BOND SERIES
                                                     PORTFOLIO OF INVESTMENTS
                                                          JULY 31, 1999

                                                                   Percentage
                                                                    of Market
                                                                     Value of                               Market
Fixed Maturities                                                    Portfolio       Principal               Value
----------------                                                  --------------  --------------        --------------
CORPORATE NOTES                                                       28.1%

Aerospace & Defense:                                                   1.3%
     Boeing Co.,  8.75%, 08/15/21                                                 $      50,000         $      56,500
     Lockheed Martin Corp., 7.75% , 05/01/26                                             90,000                88,988
     Tyco International Group, 6.375%, 06/15/05                                         165,000               159,638
                                                                                                        --------------
                                                                                                              305,126

Automobiles & Related:                                                 1.4%
     Borg Warner Automotive, Inc., 6.5%, 02/15/09                                       235,000               220,606
     GMAC Corporate Bond., 9.625%, 12/15/01                                             100,000               106,625
                                                                                                        --------------
                                                                                                              327,231

Banking:                                                               2.3%
     Banc One Corp., 7.75%, 07/15/25                                                    200,000               206,250
     Chase Manhattan Corp., 6.00%, 11/01/05                                             250,000               238,125
     HSBC Fin Nederland Bank, 7.40%, 04/15/03                                           100,000               101,250
                                                                                                        --------------
                                                                                                              545,625

Building Materials & Garden Supplies:                                  0.3%
     NBTY, Inc., 8.625%, 09/15/07                                                       100,000                85,125

Computer & Office Equipment:                                           1.4%
     Hydrochem Industrial Svcs., Inc., 10.375%, 08/01/07                                 85,000                74,694
     IBM Corp., 5.375%, 02/01/09                                                        235,000               212,088
     Printpack, Inc., 10.625%, 08/15/06                                                  60,000                57,225
                                                                                                        --------------
                                                                                                              344,007
Chemicals and Allied Products:                                         1.9%
     Fort James Corp., 6.875%, 09/15/07                                                 245,000               242,550
     Rohm & Haas Co., 6.95%, 07/15/04                                                   200,000               201,250
                                                                                                        --------------
                                                                                                              443,800


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                           BOND SERIES
                                              PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          JULY 31, 1999

                                                                   Percentage
                                                                    of Market
                                                                     Value of                               Market
Fixed Maturities                                                    Portfolio       Principal               Value
----------------                                                  --------------  --------------        --------------
CORPORATE NOTES (CONTINUED)

Electric Utilities:                                                    1.8%
     CMS Energy Corp., 8.00%, 07/01/11                                            $     225,000         $     225,844
     National Rural Utilities, 6.50%, 09/15/02                                          100,000               100,000
     Public Service Electric & Gas Co., 6.25%, 01/01/07                                 100,000                95,875
                                                                                                        --------------
                                                                                                              421,719

Finance & Credit:                                                      4.9%
     G.E. Capital Mortgage Svcs, Inc., 6.25%, 12/25/28                                  248,770               174,139
     G.E. Capital Mortgage Svcs, Inc., 6.50%, 04/25/29                                  308,980               220,148
     Northwest Asset Corp., 6.75%, 05/25/29                                             249,798               189,269
     Standard Credit Card, 7.25%, 04/07/08                                              100,000               101,875
     Salomon Smith Barney, Inc., 7.375%, 05/15/07                                       300,000               300,000
     Texaco Capital Inc., 5.5%, 01/15/09                                                220,000               198,825
                                                                                                        --------------
                                                                                                            1,184,256

Food & Beverages:                                                      1.7%
     Archer Daniels Midland Co., 6.625%, 05/01/29                                       120,000               108,900
     Hershey Foods Corp., 6.95%, 08/15/12                                               235,000               237,350
     Southern Foods Group, 9.875% , 09/01/07                                             60,000                61,875
                                                                                                        --------------
                                                                                                              408,125

Forest Products:                                                       0.8%
     Noranda Forest, Inc., 7.50%, 07/15/03                                              100,000                99,750
     Stone Container Corp., 12.25%, 04/01/02                                             80,000                80,400
                                                                                                        --------------
                                                                                                              180,150
Health Services:                                                       0.7%
     ICN Pharmaceuticals, Inc., 8.75%, 11/15/08                                         100,000               100,375
     Tenet Healthcare Corp., 7.875%, 01/15/03                                            70,000                68,338
                                                                                                        --------------
                                                                                                              168,713


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                           BOND SERIES
                                              PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          JULY 31, 1999

                                                                   Percentage
                                                                    of Market
                                                                     Value of                               Market
Fixed Maturities                                                    Portfolio       Principal               Value
----------------                                                  --------------  --------------        --------------
CORPORATE NOTES (CONTINUED)

Insurance Carriers:                                                    1.2%
     Conseco, Inc., 6.40%, 06/15/01                                               $     200,000         $     195,750
     Prudential Insurance Co. America, 6.875%, 04/15/03                                 100,000                99,625
                                                                                                        --------------
                                                                                                              295,375

Media & Communications:                                                0.6%
     Liberty Media Corp., 7.875%, 07/15/09                                              150,000               149,813

Miscellaneous Business Services:                                       0.4%
     Allied Waste North America, 7.875%, 01/0/09                                        115,000               106,375

Miscellaneous Consumer Products:                                       2.3%
     French Fragrances, Inc., 10.375% , 05/15/07                                         60,000                60,900
     Hedstrom Corp., 10.00%, 06/01/2007                                                  70,000                62,912
     Home Products International, Inc., 9.625%, 05/15/08                                 70,000                64,925
     Jones Apparel Group, Inc., 7.875%, 06/15/06                                        230,000               229,138
     Kinder Care Learning Centers, 9.50%, 02/15/09                                       70,000                67,375
     S C International Service, Inc., 9.25%, 09/01/07                                    60,000                61,875
                                                                                                        --------------
                                                                                                              547,125

Oil and Gas Extraction:                                                0.4%
     Quaker State Corp., 6.63%, 10/15/05                                                100,000                98,875

Building & Real Estate:                                                0.4%
     Webb Del Corp., 10.25%, 02/15/10                                                   100,000               100,250

Telephone Communication:                                               2.4%
     GTE Corp., 6.94%, 4/15/28                                                          100,000                94,125
     Global Crossing Holdings Ltd., 9.625%, 05/15/08                                    100,000               104,500
     Telecom Argentina Stetfrances, 9.75%, 07/12/01                                     200,000               198,000
     U.S. West Communications, 7.50%, 06/15/23                                           80,000                75,400
     Worldcom, Inc., 6.95%, 08/15/28                                                    100,000                93,125
                                                                                                        --------------
                                                                                                              565,150


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                           BOND SERIES
                                              PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          JULY 31, 1999

                                                                   Percentage
                                                                    of Market
                                                                     Value of                               Market
Fixed Maturities                                                    Portfolio       Principal               Value
----------------                                                  --------------  --------------        --------------
CORPORATE NOTES (CONTINUED)

Textile Mill Products:                                                 0.4%
     GFSI, Inc., 9.625%, 03/01/07                                                 $      45,000         $      39,544
     Polymer Group, Inc., 9.00%, 07/01/07                                                60,000                58,800
                                                                                                        --------------
                                                                                                               98,344

Transportation:                                                        1.5%
     Newport News Shipbuilding, Inc.,  9.25%, 12/01/06                                   60,000                62,850
     Norfolk Southern Corp., 7.8%, 05/15/27                                             100,000               102,500
     Sea Containers Ltd.,  7.875%, 02/15/08                                             200,000               187,000
                                                                                                        --------------
                                                                                                              352,350
                                                                                                        --------------

                                          TOTAL CORPORATE NOTES
                                             (COST  $6,984,143)                                             6,727,534

FEDERAL AGENCIES                                                      41.2%


Federal Home Loan Mortgage Corp.:                                      0.2%
     9.50%, 04/01/19                                                                     26,722                28,559
     9.00%, 06/01/19                                                                     13,651                14,521
                                                                                                        --------------
                                                                                                               43,080

Federal National Mortgage Assn.:                                      11.8%
     5.75%, 04/15/03                                                                    910,000               891,836
     6.92%, 03/19/07                                                                     75,000                76,412
     6.21%, 11/07/07                                                                  1,205,000             1,175,273
     7.00%, 09/01/10                                                                    195,217               194,545
     7.00%, 05/01/12                                                                    146,912               146,407
     6.50%, 03/01/13                                                                    332,982               325,384
     7.50%, 08/25/21                                                                      9,069                 9,094
                                                                                                        --------------
                                                                                                            2,818,951


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                           BOND SERIES
                                              PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          JULY 31, 1999

                                                                   Percentage
                                                                    of Market
                                                                     Value of                               Market
Fixed Maturities                                                    Portfolio       Principal               Value
----------------                                                  --------------  --------------        --------------
FEDERAL AGENCIES (CONTINUED)

Government National Mortgage Association:                             29.2%
        9.00%, 04/15/09                                                           $       2,335         $       2,457
        9.00%, 05/15/09                                                                  12,868                13,540
        9.00%, 05/15/09                                                                   3,721                 3,915
        9.00%, 05/15/09                                                                   3,917                 4,121
        9.00%, 05/15/09                                                                   1,137                 1,196
        9.00%, 05/15/09                                                                   1,894                 1,993
        9.00%, 05/15/09                                                                   8,404                 8,843
       11.25%, 09/15/15                                                                  79,903                88,193
       11.50%, 11/15/15                                                                  42,216                47,334
       10.00%, 06/15/17                                                                  21,774                23,713
        9.25%, 07/15/17                                                                   7,168                 7,611
       10.00%, 11/15/17                                                                   7,765                 8,456
       11.50%, 02/15/18                                                                   3,296                 3,696
       10.00%, 03/15/19                                                                  33,662                36,660
       10.00%, 03/15/20                                                                  13,858                15,093
        9.25%, 05/15/20                                                                  29,860                31,707
        9.25%, 05/15/21                                                                  88,272                93,734
        9.25%, 06/15/21                                                                  21,385                22,708
        7.50%, 06/15/23                                                                  91,471                91,413
        7.00%, 08/15/23                                                                  87,031                84,856
        7.50%, 10/15/23                                                                 141,552               141,463
        7.00%, 01/15/24                                                                 141,441               137,905
        7.00%, 03/15/24                                                                  93,591                91,251
        7.00%, 01/15/25                                                                 399,796               390,049
        9.50%, 01/15/25                                                                  27,162                29,258
        9.50%, 05/15/25                                                                   8,845                 9,528
        7.00%, 02/15/26                                                                 507,990               495,290
        7.50%, 09/15/26                                                                 183,001               182,886
        8.00%, 05/15/27                                                                 229,977               235,078
        6.50%, 04/15/28                                                                 780,602               741,322
        7.00%, 05/15/28                                                                 373,599               364,259
        7.00%, 06/15/28                                                                 333,639               325,298


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                           BOND SERIES
                                              PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          JULY 31, 1999

                                                                   Percentage
                                                                    of Market
                                                                     Value of                               Market
Fixed Maturities                                                    Portfolio       Principal               Value
----------------                                                  --------------  --------------        --------------
FEDERAL AGENCIES (CONTINUED)

Government National Mortgage Association (CONTINUED)
     6.50%, 10/15/28                                                              $   1,871,641         $   1,777,460
     6.50%, 11/15/28                                                                    539,506               512,358
     6.50%, 03/15/29                                                                    815,283               774,258
     8.00%, 07/15/29                                                                    209,979               214,633
                                                                                                        --------------
                                                                                                            7,013,535

                                         TOTAL FEDERAL AGENCIES
                                            (COST $ 10,247,597)                                             9,875,566

U.S. GOVERNMENT OBLIGATIONS                                           24.5%

U.S. Treasury Bond:                                                    4.4%
     6.75%, 08/15/26                                                                  1,000,000             1,058,040

U.S. Treasury Notes:                                                  20.1%
     6.375%, 08/15/02                                                                   115,000               116,845
     5.375%, 06/30/03                                                                 1,290,000             1,269,218
     3.375%, 01/15/07                                                                   933,619               894,230
     5.625%, 05/15/08                                                                 2,605,000             2,530,132
                                                                                                        --------------
                                                                                                            4,810,425

                              TOTAL U.S. GOVERNMENT OBLIGATIONS
                                              (COST $5,980,437)                                             5,868,465


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                           BOND SERIES
                                              PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          JULY 31, 1999

                                                                   Percentage
                                                                    of Market
                                                                     Value of                               Market
Fixed Maturities                                                    Portfolio       Principal               Value
----------------                                                  --------------  --------------        --------------
FOREIGN GOVERNMENT OBLIGATIONS                                         6.2%

Canada Government Bond, 6.00%, 06/01/08                                           $     538,961         $     562,142
New South Wales Treasury Corp., 6.50%, 05/01/06                                         932,148               914,341
                                                                                                        --------------

                          TOTAL FOREIGN  GOVERNMENT OBLIGATIONS
                                              (COST $1,493,192)                                             1,476,483
                                                                                                        --------------

                                              TOTAL INVESTMENTS
                                            (COST $ 24,705,369)      100.0%                                23,948,048

Forward Foreign Currency Contracts
----------------------------------                                                                        -----------
CONTRACT TO SELL
     800,000 Aussie Dollars (Settlement Date 08/23/99;
     Receivable amt. $521,680; Market value $520,000)                                                           1,680

CONTRACT TO BUY
     120,000 Euro Dollars (Settlement Date 09/10/99;
     Payable amt. $126,744; Market value $128,676)                                                              1,932
                                                                                                        --------------
                                                                                                                3,612

Other assets less liabilities                                                                                 766,044
                                                                                                        --------------

                                                     NET ASSETS                                         $  24,717,704
                                                                                                        ==============


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                              T. ROWE PRICE GROWTH AND INCOME SERIES
                                                     PORTFOLIO OF INVESTMENTS
                                                           JULY 31, 1999


                                                                    Percentage
                                                                    of Market
                                                                     Value of          No. of                Market
Equity Securities                                                   Portfolio          Shares                Value
-----------------                                                  --------------  --------------        --------------
CAPITAL EQUIPMENT                                                      3.1%

Electrical Equipment:                                                  3.1%
     General Electric Co.                                                                 50,000         $   5,450,000
     Honeywell, Inc.                                                                      30,000             3,594,375
     Hubbell, Inc. Class B                                                                60,000             2,475,000
                                                                                                         --------------
                                                                                                            11,519,375

CONSUMER CYCLICALS                                                     0.7%

Automobiles & Related:                                                 0.7%
     Genuine Parts Co.                                                                    80,000             2,485,000

CONSUMER NONDURABLES                                                  19.9%

Food & Beverages:                                                      6.9%
     Anheuser-Busch Company, Inc.                                                         50,000             3,946,875
     Campbell Soup Co.                                                                   100,000             4,400,000
     General Mills, Inc.                                                                  54,000             4,471,875
     Hershey Foods, Inc.                                                                  40,000             2,320,000
     McCormick & Co.                                                                     100,000             3,306,250
     Pepsico, Inc.                                                                        50,000             1,956,250
     Quaker Oats Company                                                                  30,000             2,041,875
     Ralston-Ralston Purina Group                                                        100,000             2,993,750
                                                                                                         --------------
                                                                                                            25,436,875

Health Services:                                                       0.6%
     Baxter International, Inc.                                                           30,000             2,060,625


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                               T. ROWE PRICE GROWTH AND INCOME SERIES
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                    of Market
                                                                     Value of          No. of                Market
Equity Securities                                                   Portfolio          Shares                Value
-----------------                                                  --------------  --------------        --------------
CONSUMER NONDURABLES (CONTINUED)

Miscellaneous Consumer Products:                                       7.2%
     Colgate Palmolive Co.                                                                60,000         $   2,962,500
     Eastman  Kodak                                                                       50,000             3,456,250
     Fortune Brands, Inc.                                                                 92,300             3,645,850
     Int'l. Flavors & Fragrance                                                          100,000             4,531,250
     Owens Corning Fiber                                                                  70,000             2,161,250
     Philip Morris Companies, Inc.                                                       100,000             3,725,000
     Stanley Works                                                                       100,000             2,793,750
     UST, Inc.                                                                           100,000             3,100,000
                                                                                                         --------------
                                                                                                            26,375,850

Pharmaceuticals:                                                       5.2%
     Abbott Laboratories                                                                 100,000             4,293,750
     American Home Products                                                               60,000             3,060,000
     Johnson & Johnson                                                                    45,000             4,145,625
     Merck & Co.                                                                          27,500             1,861,406
     Pharmacia-Upjohn, Inc.                                                               36,250             1,950,703
     Schering-Plough Corp.                                                                80,000             3,920,000
                                                                                                         --------------
                                                                                                            19,231,484

CONSUMER SERVICES                                                     12.9%

Entertainment & Leisure:                                               0.8%
     Hilton Hotels Corp.                                                                 225,000             2,939,063

General Merchandise Stores:                                            5.2%
     Dayton Hudson Corp.                                                                  90,000             5,821,875
     J.C. Penney, Inc.                                                                    50,000             2,187,500
     Neiman-Marcus Group, Inc.*                                                           90,000             2,250,000
     Rite Aid Corp.                                                                      150,000             3,178,125
     Toys R Us, Inc.*                                                                    200,000             3,250,000
     Tupperware Corp.                                                                    100,000             2,362,500
                                                                                                         --------------
                                                                                                            19,050,000
*Non-income producing.
The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                               T. ROWE PRICE GROWTH AND INCOME SERIES
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                    of Market
                                                                     Value of          No. of                Market
Equity Securities                                                   Portfolio          Shares                Value
-----------------                                                  --------------  --------------        --------------
CONSUMER SERVICES (CONTINUED)

Media & Communications:                                                3.4%
     CBS  Corp.                                                                           75,000         $   3,295,313
     Walt Disney Co.                                                                     100,000             2,762,500
     Knight Ridder, Inc.                                                                  60,000             3,217,500
     Meredith Corp.                                                                       60,000             2,156,250
     Readers Digest Assn., Inc.                                                           35,000             1,102,500
                                                                                                         --------------
                                                                                                            12,534,063

Miscellaneous Business Services:                                       1.9%
     Browning Ferris, Inc.                                                               125,000             5,609,375
     Waste Management, Inc.                                                               50,750             1,297,297
                                                                                                         --------------
                                                                                                            6,906,672

Building & Real Estate:                                                1.6%
     Crescent Real Estate Equity Co.                                                      90,000             1,980,000
     Starwood Hotel & Resort Trust                                                       150,000             4,050,000
                                                                                                         --------------
                                                                                                             6,030,000

ENERGY                                                                10.9%

Oil And Gas Extraction:                                               10.9%
     Amerada Hess Corp.                                                                   55,000             3,255,313
     Atlantic Richfield Co.                                                               30,000             2,701,875
     BP Amoco PLC.                                                                        96,166            11,143,235
     Baker Hughes, Inc.                                                                  175,000             6,092,188
     Chevron Corp.                                                                        40,000             3,650,000
     Exxon Corp.                                                                          36,000             2,857,500
     Mobil Corp.                                                                          16,000             1,636,000
     Pioneer Natural Resources Co.                                                       125,000             1,453,121
     Royal Dutch Petroleum Co. ADR                                                        40,000             2,440,000
     Texaco, Inc.                                                                         30,600             1,906,763
     Unocal Corp.                                                                         75,000             2,976,563
                                                                                                         --------------
                                                                                                            40,112,558


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                               T. ROWE PRICE GROWTH AND INCOME SERIES
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                    of Market
                                                                     Value of          No. of                Market
Equity Securities                                                   Portfolio          Shares                Value
-----------------                                                  --------------  --------------        --------------
FINANCIAL                                                             12.5%

Banking:                                                               3.7%
     Chase Manhattan Corp.                                                                30,000         $   2,306,250
     Mellon Bank Corp.                                                                   100,000             3,375,000
     National City Corp.                                                                  40,000             1,190,000
     Washington Mutual, Inc.                                                             120,000             4,117,500
     Wells Fargo & Co.                                                                    66,660             2,599,740
                                                                                                         --------------
                                                                                                            13,588,490

Federal Agencies:                                                      0.9%
     Freddie Mac                                                                          60,000             3,442,500

Financial Services:                                                    4.7%
     American Express Co.                                                                 25,000             3,293,750
     H&R Block, Inc.                                                                      60,000             3,277,500
     Citigroup, Inc.                                                                     165,547             7,377,188
     J.P. Morgan & Co., Inc.                                                              25,000             3,196,875
                                                                                                         --------------
                                                                                                            17,145,313

Insurance Carriers:                                                    3.2%
     Chubb Corp.                                                                          27,800             1,662,788
     Loews Corp.                                                                          30,000             2,103,750
     St. Paul Companies, Inc.                                                            105,136             3,272,358
     Travelers Aetna P&C                                                                 120,000             4,740,000
                                                                                                         --------------
                                                                                                            11,778,896

PROCESS INDUSTRIES                                                    13.4%

Chemicals And Allied Products:                                         8.0%
     Dow Chemical Co.                                                                     30,000             3,720,000
     Dupont Co.                                                                           50,000             3,603,125
     Fort James Corp.                                                                    125,000             4,562,500
     Great Lakes Chemical Corp.                                                           60,000             2,655,000
     Hercules, Inc.                                                                      120,000             4,185,000


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                               T. ROWE PRICE GROWTH AND INCOME SERIES
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                    of Market
                                                                     Value of          No. of                Market
Equity Securities                                                   Portfolio          Shares                Value
-----------------                                                  --------------  --------------        --------------
PROCESS INDUSTRIES (CONTINUED)

Chemicals And Allied Products (CONTINUED)
     Imperial Chemical ADR                                                               100,000         $   4,612,500
     Minnesota Mining & Manufacturing Co.                                                 38,300             3,368,006
     Pall Corp.                                                                          125,000             2,632,813
                                                                                                         --------------
                                                                                                            29,338,944

Forest Products:                                                       0.5%
     Weyerhaeuser Co.                                                                     30,000             1,940,625

Metal Mining:                                                          2.6%
     Inco Ltd.                                                                           175,000             3,106,250
     Newmont Mining Corp.                                                                 75,000             1,387,500
     Phelps Dodge Corp.                                                                   50,000             2,965,625
     Reynolds Metals Co.                                                                  40,000             2,265,000
                                                                                                         --------------
                                                                                                             9,724,375

Paper And Allied Products:                                             2.3%
     Kimberly-Clark                                                                      100,000             6,100,000
     International Paper Co.                                                              47,278             2,417,088
                                                                                                         --------------
                                                                                                             8,517,088

TECHNOLOGY                                                             6.5%

Computer and Office Equipment:                                         6.5%
     Computer Associates International, Inc.                                              75,000             3,440,625
     First Data Corp.                                                                    125,000             6,195,313
     Hewlett-Packard Co.                                                                  70,000             7,328,125
     Motorola, Inc.                                                                       75,000             6,843,750
                                                                                                         --------------
                                                                                                            23,807,813


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                               T. ROWE PRICE GROWTH AND INCOME SERIES
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                    of Market
                                                                     Value of          No. of                Market
Equity Securities                                                   Portfolio          Shares                Value
-----------------                                                  --------------  --------------        --------------
TRANSPORTATION                                                         7.2%

Aerospace and Defense:                                                 4.4%
     Allied Signal, Inc.                                                                  90,000         $   5,821,875
     Boeing Company                                                                      100,000             4,537,500
     Lockheed Martin Corp.                                                                60,000             2,088,750
     Raytheon Co CL B                                                                     50,000             3,515,625
                                                                                                         --------------
                                                                                                            15,963,750

Railroad Transportation:                                               2.8%
     Burlington Northern Santa Fe                                                         75,000             2,400,000
     Norfolk Southern Corp.                                                              140,000             4,095,000
     Union Pacific Corp.                                                                  70,000             3,801,875
                                                                                                         --------------
                                                                                                            10,296,875
UTILITIES                                                              5.8%

Telephone Communication:                                               2.9%
     AT&T Co.                                                                             30,000             1,558,125
     GTE Corp.                                                                            40,000             2,947,500
     SBC Communications, Inc.                                                            104,865             5,996,967
                                                                                                         --------------
                                                                                                            10,502,592

Utility Holding Companies:                                             2.9%
     Edison International                                                                 50,000             1,265,625
     GPU                                                                                  16,000               614,000
     Niagara Mohawk Holdings, Inc.*                                                      137,500             2,165,625
     Peco Energy Co.                                                                      50,000             2,118,750
     Pacificorp                                                                           70,000             1,277,500
     Unicom Corp.                                                                         75,000             2,943,750
                                                                                                         --------------
                                                                                                            10,385,250
                                                                                                         --------------

                                        TOTAL EQUITY SECURITIES
                                            (COST $241,262,283)                                            341,114,076

*Non-income producing
The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                               T. ROWE PRICE GROWTH AND INCOME SERIES
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                    of Market
                                                                     Value of                               Market
Short-Term Investments                                              Portfolio       Principal               Value
----------------------                                             -------------  --------------        --------------
SHORT-TERM INVESTMENTS                                                 7.1%

Commercial Paper:                                                      7.1%
     Abbey National  North America, 4.80%, 08/09/1999                              $  3,720,000         $   3,715,506
     Ciesco Ltd., 5.10%, 08/17/1999                                                   6,565,000             6,549,133
     Commonwealth Bank/Australia, 4.80%, 08/10/1999                                   3,000,000             2,995,929
     Duke University, 5.17%, 10/06/1999                                               1,000,000               990,780
     General Electric Capital  Corp., 4.81%, 08/11/1999                                 295,000               294,561
     Internationale Nederlanden, 5.14%, 10/07/1999                                      275,000               272,457
     Motiva Enterprises LLC, 5.10%, 09/23/1999                                        2,000,000             1,984,696
     Repsol International Finance, 4.82%, 08/12/1999                                  1,600,000             1,597,394
     Shell Oil Co., 5.15%, 08/02/1999                                                   530,000               529,849
     Yale University, 5.11%, 09/09/1999                                               7,295,000             7,253,492
                                                                                                        --------------
                                             (COST $26,183,239)                                            26,183,797
                                                                                                        --------------

                                        TOTAL INVESTMENTS
                                             (COST $267,445,522)     100.0%                               367,297,873

Other assets less liabilities                                                                               1,813,312
                                                                                                        --------------

                                                     NET ASSETS                                         $ 369,111,185
                                                                                                        ==============


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                          EQUITY SERIES
                                                     PORTFOLIO OF INVESTMENTS
                                                            JULY 31, 1999


                                                                    Percentage
                                                                     of Market
                                                                     Value of          No. of                Market
Equity Securities                                                    Portfolio         Shares                Value
-----------------                                                  --------------  -------------         -------------
CAPITAL EQUIPMENT                                                      4.8%

Electrical Equipment:                                                  4.3%
     General Electric Co.                                                                19,200          $  2,092,800
     Emerson Electric Co.                                                                 6,400               382,000
                                                                                                         -------------
                                                                                                            2,474,800

Machinery:                                                             0.5%
     Illinois Tool Works, Inc.                                                            4,100               304,681

CONSUMER NONDURABLES                                                  19.0%

Food & Beverages:                                                      3.8%
     Anheuser-Busch Company, Inc.                                                         4,700               371,006
     Best Foods                                                                          10,200               497,250
     Coca Cola                                                                           15,100               910,719
     Pepsico, Inc.                                                                       10,800               422,550
                                                                                                         -------------
                                                                                                            2,201,525

Health Services:                                                       1.4%
     Columbia/HCA  Health System, Inc.                                                   10,000               222,500
     Medtronic, Inc.                                                                      3,700               266,631
     United Healthcare Corp.                                                              4,900               298,900
                                                                                                         -------------
                                                                                                              788,031

Miscellaneous Consumer Products:                                       5.1%
     Colgate Palmolive Co.                                                                8,800               434,500
     Gillette Co.                                                                         6,000               262,875
     Heinz (H J) Co.                                                                      6,100               287,463
     McDonalds Corp.                                                                     12,200               508,587
     Philip Morris Companies, Inc.                                                       16,700               622,075
     Proctor & Gamble Co.                                                                 9,500               859,750
                                                                                                         -------------
                                                                                                            2,975,250


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                          EQUITY SERIES
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                     of Market
                                                                     Value of          No. of                Market
Equity Securities                                                    Portfolio         Shares                Value
-----------------                                                  --------------  -------------         -------------
CONSUMER NONDURABLES (CONTINUED)

Pharmaceuticals:                                                       8.7%
     American Home Products Co.                                                          14,400          $    734,400
     Bristol Myers Squibb Co.                                                            14,300               950,950
     Johnson & Johnson                                                                    6,900               635,663
     Eli Lilly & Co.                                                                      8,200               538,125
     Merck & Co.                                                                         15,200             1,028,850
     Pfizer, Inc.                                                                        20,700               702,506
     Warner Lambert Co.                                                                   7,200               475,200
                                                                                                         -------------
                                                                                                            5,065,694

CONSUMER CYCLICALS                                                     1.4%

Automobiles & Related:                                                 1.4%
     Ford Motor Co.                                                                       9,300               452,213
     General Motors Corp.                                                                 5,900               359,531
                                                                                                         -------------
                                                                                                              811,744

CONSUMER SERVICES                                                      8.6%

Building & Real Estate:                                                0.3%
     Starwood Hotel & Resort Trust                                                        7,500               202,500

General Merchandise Stores:                                            5.4%
     Albertsons, Inc.                                                                     5,200               258,375
     Home Depot, Inc.                                                                     9,900               631,744
     K Mart Corp.*                                                                       23,400               339,300
     J.C. Penney, Inc.                                                                    7,200               315,000
     Pep Boys Manny Moe & Jack                                                            7,200               119,700
     Sears Roebuck & Co.                                                                  6,800               275,400
     Toys R Us, Inc.*                                                                     9,400               152,750
     Walmart Stores                                                                      25,200             1,064,700
                                                                                                         -------------
                                                                                                            3,156,969


*Non-income producing
The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                          EQUITY SERIES
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                     of Market
                                                                     Value of          No. of                Market
Equity Securities                                                    Portfolio         Shares                Value
-----------------                                                  --------------  -------------         -------------
CONSUMER SERVICES (CONTINUED)

Media & Communications:                                                2.8%
     Walt Disney Co.                                                                     18,800          $    519,350
     Fox Entertainment Group, Inc.                                                       10,600               263,675
     Time Warner, Inc.                                                                    6,800               489,600
     Tribune Co.                                                                          4,300               378,669
                                                                                                         -------------
                                                                                                            1,651,294
                                                                       0.1%
Miscellaneous Business Services:
     Waste Management, Inc.                                                               3,300                84,356


ENERGY                                                                 8.1%

Oil And Gas Extraction:                                                8.1%
     Atlantic Richfield Co.                                                               4,100               369,256
     BP Amoco PLC.                                                                        2,400               278,100
     Chevron Corp.                                                                        3,900               355,875
     Enron Corp.                                                                          3,600               306,675
     Exxon Corp.                                                                         16,200             1,285,875
     Mobil Corp.                                                                          5,400               552,150
     Royal Dutch Petroleum Co. ADR                                                       13,200               805,200
     Schlumberger Ltd.                                                                    6,300               381,544
     Unocal Corp.                                                                         9,100               361,156
                                                                                                         -------------
                                                                                                            4,695,831
FINANCIAL                                                             16.2%

Banking:                                                               7.6%
     Banc One Corp.                                                                      15,614               851,939
     Bankamerica Corp.                                                                   14,246               945,578
     Bank of Boston Corp.                                                                 3,700               173,669
     Chase Manhattan Corp.                                                               11,300               868,688
     Household International, Inc.                                                        5,900               253,331



The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                          EQUITY SERIES
                                                PORTFOLIO OF INVESTMENTS(CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                     of Market
                                                                     Value of          No. of                Market
Equity Securities                                                    Portfolio         Shares                Value
-----------------                                                  --------------  -------------         -------------
FINANCIAL (CONTINUED)

Banking (CONTINUED)
     Suntrust Banks, Inc.                                                                 3,800          $    245,100
     U S Bancorp.                                                                         8,400               261,450
     Washington Mutual, Inc.                                                              6,150               211,021
     Wells Fargo & Co.                                                                   15,000               585,000
                                                                                                         -------------
                                                                                                            4,395,776

Federal Agencies:                                                      0.9%
     Federal National Mortgage Assn.                                                      7,600               524,400


Financial Services:                                                    4.8%
     American Express Co.                                                                 1,500               197,625
     Associates First Capital Corp.                                                       5,374               205,891
     CIT Group, Inc.                                                                      6,700               179,225
     Citigroup, Inc.                                                                     18,375               818,836
     Equifax, Inc.,                                                                       6,400               210,400
     Fleet Financial Group                                                                8,700               352,350
     Lehman Brothers Holdings, Inc.                                                       2,000               107,500
     Morgan Stanley Dean Witter                                                           7,685               692,611
                                                                                                         -------------
                                                                                                            2,764,438

Insurance Carriers:                                                    2.9%
     Allstate Corp.                                                                       9,300               330,150
     American International Group                                                         8,550               992,869
     Cigna Corp.                                                                          2,100               185,194
     Conseco, Inc.                                                                        5,800               167,112
                                                                                                         -------------
                                                                                                            1,675,325



The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                          EQUITY SERIES
                                                PORTFOLIO OF INVESTMENTS(CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                     of Market
                                                                     Value of          No. of                Market
Equity Securities                                                    Portfolio         Shares                Value
-----------------                                                  --------------  -------------         -------------
PROCESS INDUSTRIES                                                     3.5%

Chemicals and Allied Products:                                         2.6%
     Air Products & Chemical                                                              5,000          $    167,188
     Dow Chemical Co.                                                                     2,100               260,400
     Dupont Co.                                                                           8,500               612,531
     Fort James Corp.                                                                     8,000               292,000
     PPG Industries, Inc.                                                                 3,000               178,875
                                                                                                         -------------
                                                                                                            1,510,994

Metal Mining:                                                          0.5%
     Alcoa, Inc.                                                                          2,800               167,650
     Barrick Gold Corp.                                                                   5,800               107,663
                                                                                                         -------------
                                                                                                              275,313

Paper And Allied Products:                                             0.4%
     Bowater, Inc.                                                                        5,000               248,750

TECHNOLOGY                                                            23.1%

Computer & Office Equipment:                                          23.1%
     America Online, Inc.*                                                                3,200               304,400
     Applied Materials, Inc.*                                                             5,000               359,688
     Cisco Systems, Inc.*                                                                21,600             1,341,900
     Dell Computer Corp.*                                                                12,100               494,588
     EMC Corp.*                                                                           7,000               423,938
     Hewlett Packard Co.                                                                  8,300               868,906
     Intel Corp.                                                                         21,400             1,476,600
     International Business Machines Corp.                                               16,200             2,036,138
     Lucent Technologies, Inc.                                                           15,500             1,008,469
     Microsoft Corp.                                                                     31,300             2,685,930
     Motorola, Inc.                                                                       6,400               584,000
     Oracle Corp.*                                                                       14,200               540,488
     Sun Microsystems *                                                                   4,500               305,437
     Texas Instruments, Inc.                                                              4,200               604,800


*Non-income producing
The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                          EQUITY SERIES
                                                PORTFOLIO OF INVESTMENTS(CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                     of Market
                                                                     Value of          No. of                Market
Equity Securities                                                    Portfolio         Shares                Value
-----------------                                                  --------------  -------------         -------------
TECHNOLOGY (CONTINUED)

Computer & Office Equipment (CONTINUED)
     Xerox Corp.                                                                          6,600          $    321,749
                                                                                                         -------------
                                                                                                           13,357,031
TRANSPORTATION                                                         3.6%

Aerospace & Defense:                                                   2.6%
     Boeing Company                                                                       5,300               240,488
     Lockheed Martin Corp.                                                                8,200               285,463
     Tyco International, Ltd.                                                             7,600               742,425
     United Technologies Corp.                                                            3,400               226,737
                                                                                                         -------------
                                                                                                            1,495,113

Transportation Services:                                               1.0%
     AMR Corp.                                                                            4,100               265,987
     Burlington Northern Santa Fe                                                         3,700               118,400
     Delta Air Lines, Inc.                                                                3,500               208,688
                                                                                                         -------------
                                                                                                              593,075

UTILITIES                                                             11.7%

Telephone Communication:                                               9.5%
     AT&T Co.                                                                            20,200             1,049,138
     Alltel Corp.                                                                         5,300               380,606
     Bell Atlantic Corp.                                                                  9,100               580,125
     BellSouth Corp.                                                                      6,300               302,400
     GTE Corp.                                                                           10,100               744,244
     MCI Worldcom, Inc.*                                                                 10,800               891,000
     Mediaone Group, Inc.                                                                 1,000                72,375
     SBC Communications, Inc.                                                            21,100             1,206,656
     US West Communications, Inc.                                                         3,800               217,787
                                                                                                         -------------
                                                                                                            5,444,331


*Non-income producing
The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                          EQUITY SERIES
                                                PORTFOLIO OF INVESTMENTS(CONTINUED)
                                                            JULY 31, 1999


                                                                    Percentage
                                                                     of Market
                                                                     Value of          No. of                Market
Equity Securities                                                    Portfolio         Shares                Value
-----------------                                                  --------------  -------------         -------------
UTILITIES (CONTINUED)

Utility Holding Companies:                                             2.2%
     Cinergy Corp.                                                                        7,800          $    233,513
     Duke Energy Corp.                                                                    3,400               179,988
     Entergy Corp.                                                                        8,300               251,593
     FPL Group, Inc.                                                                      7,400               399,138
     Southern Co.                                                                         9,000               237,936
                                                                                                         -------------
                                                                                                            1,302,168
                                                                                                         -------------

                                        TOTAL INVESTMENTS
                                             (COST $44,265,252)      100.0%                                57,999,389

Other assets less liabilities                                                                                 313,773
                                                                                                         -------------

                                                     NET ASSETS                                          $ 58,313,162
                                                                                                         =============




The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                   U.S. GOVERNMENT INCOME SERIES
                                                     PORTFOLIO OF INVESTMENTS
                                                         JULY 31, 1999


                                                                    Percentage
                                                                     of Market
                                                                     Value of                                Market
Fixed Maturities                                                     Portfolio       Principal               Value
-----------------                                                  --------------  -------------         -------------
CORPORATE NOTES                                                        8.7%

Finance & Credit:                                                      8.7%
     Bear Stearns Mortgage Sec., Inc., 8.125%, 09/25/27                            $    400,000          $    394,625
     Commercial  Mortgage Asset Trust, 6.25%, 08/17/06                                  196,538               190,518
     GMAC  Mortgage Securities, Inc., 6.42%, 08/15/08                                    10,000                 9,530
     GMAC Mortgage Corp., 5.94%, 07/01/13                                               457,480               421,923
     First Union Lehman Bros. Trust, 7.15%, 02/18/04                                    652,396               655,159
     LB Commercial Conduit Trust, 6.78%, 04/15/09                                       375,000               361,466
     Morgan Stanley Capital, Inc., 6.33%, 08/01/10                                      117,480               113,727
     Residential Accredit Lines, Inc., 7.75%, 04/25/27                                  600,000               608,304
                                                                                                         -------------


                                        TOTAL CORPORATE NOTES
                                              (COST $2,847,544)                                             2,755,252

U.S. GOVERNMENT OBLIGATIONS                                           31.6%

U.S. Treasury Bond:                                                   22.0%
        8.75%, 11/15/08                                                                 500,000               549,425
       12.75%, 11/15/10                                                                 600,000               801,504
       14.00%, 11/15/11                                                                  50,000                72,389
        8.50%, 02/15/20                                                               1,575,000             1,954,166
       6.375%, 08/15/27                                                               3,580,000             3,624,464
                                                                                                         -------------
                                                                                                            7,001,948


U.S. Treasury Notes:                                                   9.6%
     6.50%, 10/15/06                                                                  2,900,000             2,968,150
     5.5%, 05/15/09                                                                      75,000                72,732
                                                                                                         -------------
                                                                                                            3,040,882
                                                                                                         -------------
                              TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (COST $10,610,021)                                            10,042,830



The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                   U.S. GOVERNMENT INCOME SERIES
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                         JULY 31, 1999


                                                                    Percentage
                                                                     of Market
                                                                     Value of                                Market
Fixed Maturities                                                     Portfolio       Principal               Value
-----------------                                                  --------------  -------------         -------------
FEDERAL AGENCIES                                                      59.7%

Federal Farm Credit Bank:                                              7.0%
     6.05%, 04/21/03                                                               $    550,000          $    546,695
     6.94%, 05/19/05                                                                    125,000               127,968
     7.37%, 08/01/06                                                                  1,500,000             1,532,565
                                                                                                         -------------
                                                                                                            2,207,228

Federal Home Loan Bank:                                                0.8%
     8.00%, 08/27/01                                                                    250,000               259,628

Federal Home Loan Mortgage Corp.:                                     23.1%
     7.36%, 06/05/07                                                                  1,500,000             1,520,400
     7.00%, 07/01/07                                                                     85,508                84,518
     7.00%, 09/01/10                                                                    178,488               178,153
     6.50%, 04/01/11                                                                  1,119,642             1,095,144
     6.00%, 05/11/11                                                                  1,188,056             1,138,300
     5.50%, 05/01/14                                                                    500,000               468,750
     6.50%, 04/01/29                                                                  1,487,620             1,417,880
     6.50%, 05/01/29                                                                    499,231               475,827
     6.50%, 05/01/29                                                                    499,113               475,715
     6.50%, 06/01/29                                                                    499,582               476,161
                                                                                                         -------------
                                                                                                            7,330,848

Federal National Mortgage Assn.:                                      22.7%
     6.00%, 11/01/03                                                                     66,451                64,830
     6.125%, 11/25/03                                                                   213,309               209,444
     5.125%, 02/13/04                                                                   175,000               166,206
     6.09%, 10/01/08                                                                    518,871               487,525
     6.00%, 11/01/08                                                                    316,004               307,904
     6.50%, 03/01/09                                                                    113,977               114,618
     7.00%, 04/01/11                                                                    963,969               960,653
     5.50%, 07/01/13                                                                    475,377               445,072
     8.00%, 11/01/13                                                                    657,097               671,264


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

                                                       SECURITY FIRST TRUST                                 SCHEDULE I
                                                   U.S. GOVERNMENT INCOME SERIES
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          JULY 31, 1999


                                                                    Percentage
                                                                     of Market
                                                                     Value of                                Market
Fixed Maturities                                                     Portfolio       Principal               Value
-----------------                                                  --------------  -------------         -------------
FEDERAL AGENCIES (CONTINUED)

Federal National Mortgage Assn. (CONTINUED)
     5.50%, 01/01/14                                                               $    484,500          $    453,613
     5.50%, 02/01/14                                                                    483,836               452,991
     6.00%, 02/01/14                                                                    186,105               178,136
     6.00%, 02/01/14                                                                    158,148               151,376
     6.00%, 03/01/14                                                                    634,110               606,957
     6.00%, 06/01/14                                                                    457,777               438,175
     6.50%, 05/17/15                                                                    700,000               683,375
     6.315%, 10/01/23                                                                   703,743               647,444
     8.00%, 10/01/25                                                                    171,155               174,847
                                                                                                         -------------
                                                                                                            7,214,430

Government National Mortgage Assn.:                                    4.8%
     8.25%, 02/15/09                                                                    256,464               265,037
     7.50%, 01/15/26                                                                    785,449               784,954
     6.00%, 04/15/14                                                                    498,346               477,321
                                                                                                         -------------
                                                                                                            1,527,312
Other Federal Agencies:                                                1.3%
     Small Business Admin., 5.50%, 10/01/18                                             349,342               322,222
     Student Loan Marketing Assn., 7.50%, 03/08/00                                      100,000               101,168
                                                                                                         -------------
                                                                                                              423,390
                                                                                                         -------------

                                         TOTAL FEDERAL AGENCIES
                                             (COST $19,298,987)                                            18,962,836
                                                                                                         -------------

                                         TOTAL INVESTMENTS
                                            (COST $ 32,756,552)      100.0%                                31,760,918

Other assets less liabilities                                                                                 551,631
                                                                                                         -------------

                                                     NET ASSETS                                          $ 32,312,549
                                                                                                         =============


The accompanying notes are an integral part of these financial statements.
----------------------------------------------------------------------------------------------------------------------

================================================================================

SECURITY  FIRST TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 1999

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES

Security First Trust (the Trust) was established under Massachusetts law pursuant to a Declaration of Trust dated February 13, 1987, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts Business Trust. The Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company (mutual fund) under the Investment Company Act of 1940 (1940 Act).

On June 17, 1987, the shareowners of Security First Legal Reserve Fund, Inc. and Security First Variable Life Fund, Inc. (the Funds), each of which was a Maryland corporation registered as an investment company under the 1940 Act, approved Plans of Reorganization and Liquidation and on July 24, 1987, the Funds became Series of the Trust and their shareowners became shareowners of the Bond Series and the T. Rowe Price Growth and Income Series (the Growth and Income Series), respectively, in a tax-free exchange of shares. The Trust operates as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. Financial information for periods prior to June 17, 1987, reflect the results of the respective funds.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareowner approval. Pursuant to this authority, the Board of Trustees of Security First Trust established the Equity Series and the U.S. Government Income Series on January 11, 1993, which commenced operations May 19, 1993.

The following is a summary of significant accounting policies followed by the
Trust:

FEDERAL INCOME TAXES -- Each series of the Trust has elected to qualify as a "Regulated Investment Company." No provision for federal income taxes is necessary because each series intends to maintain its qualification as a "Regulated Investment Company" under the Internal Revenue Code and distribute each year substantially all of its net income and realized capital gains to its shareowners. Income and gains to be distributed are determined annually as of December 31.

PORTFOLIO VALUATION -- Investments are carried at market value. The market value of equity securities is determined as follows: securities traded on a national securities exchange are valued at the last sale price; securities not traded on a national securities exchange are valued at the bid price for such securities as reported by security dealers. Fixed maturities are valued at prices obtained from a major dealer in bonds.

Short-term investments which have remaining maturities of more than 60 days and for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by a major broker-dealer in money market securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost, which approximates market value due to the short duration to maturity. Securities and other assets for which such procedures are deemed not to reflect fair value, or for which representative quotes are not readily available, are valued at prices deemed best to reflect their fair value as determined in good faith by or under supervision of officers of the Trust in a manner specifically authorized by the Board of Directors and applied on a consistent basis.

--------------------------------------------------------------------------------

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE A -- ORGANIZATION OF THE TRUST AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CURRENCY TRANSLATION -- Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FOREIGN CURRENCY CONTRACTS -- The Trust may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Trust's currency exposure.

Contracts to buy and to sell foreign currency generally are used to minimize the effect of currency fluctuation on the portfolios. Also, a contract to buy or to sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contractual terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by The Wall Street Journal. Purchases and sales of forward foreign currency contracts having the same settlement date are offset, and any gain or loss is recognized on the date of offset; otherwise, the gain or loss is recognized on the settlement date.

DIVIDENDS AND DISTRIBUTIONS -- Each series declares dividends annually. Net realized gains from security transactions, if any, are distributed annually.

OTHER -- As is common in the industry, security transactions are accounted for no later than the day following the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Net realized gain or loss on sale of investments is determined by the specific identification method.

NOTE B -- REMUNERATION OF MANAGER AND OTHERS

BOND SERIES AND T. ROWE PRICE GROWTH AND INCOME SERIES:

Security First Investment Management Corporation (Security Management or
Manager) serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/24 of 1% of the average daily net asset value of the Bond Series and Growth and Income Series (equivalent annually to
 .5%), less compensation payable to the Series' sub-advisers, Neuberger & Berman, LLC and T. Rowe Price Associates, respectively. However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets, and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management waive its fee. In addition, for the year ended July 31, 1999, Security Management has also agreed to reimburse the Bond Series for any remaining expenses exceeding a limitation equivalent annually to 1.5%. Security Management may elect on an annual basis to reimburse the Series for future excess expenses.

--------------------------------------------------------------------------------

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE B -- REMUNERATION OF MANAGER AND OTHERS (CONTINUED)

If during the fiscal year repayments are made to the Manager and the series' expenses subsequently exceed the expense limitation, the Series shall recover such repayments from the Manager to the extent of the excess determined. Conversely, if during the fiscal year repayments are made by the Manager and the series' expenses subsequently are within the expense limitation, the Manager shall recover such repayments to the extent of the excess repaid. It is management's opinion that it is reasonably possible that actual operating expense may be less than the expense limitation; however, in accordance with the requirements of FASB Statement No. 5, no accrual has been made for the contingent obligation to repay Security Management for excess expense reimbursements since the conditions required for such accrual have not, in the opinion of management, been met.

T. Rowe Price Associates provides investment advice and makes investment decisions for the Growth and Income Series, while Neuberger & Berman, LLC provides the same for the Bond Series. T. Rowe Price Associates and Neuberger & Berman, LLC are each paid an annual fee of .35% of the average daily net assets of the series for which they respectively provide investment advice less any compensation payable to Security Management acting as adviser on certain assets in which a series may invest.

EQUITY SERIES AND  U.S. GOVERNMENT INCOME SERIES:

Security Management serves as both investment adviser and manager, and is entitled by agreement to a monthly fee equal to 1/17 of 1% (equivalent annually to .7%) of the average daily net asset value of the Equity Series and 1/22 of 1% (equivalent annually to .55%) of the average daily net asset value of the U.S. Government Income Series, less compensation payable to the Series' sub-adviser, Blackrock, Inc. (Blackrock). However, to the extent that operating expenses (including management fees but excluding interest and taxes and certain extraordinary expenses) of each series exceed 2.5% of the first $30 million of each series' average daily net assets, 2.0% of the next $70 million of each series' average daily net assets and 1.5% of each series' average daily net assets in excess of that amount, calculated on the basis of each series' fiscal year (the expense limitation), the agreement requires that Security Management and Blackrock waive their fees.

Blackrock provides investment advice and makes investment decisions for the U.S. Government Income Series and for the Equity Series. Blackrock is paid an annual fee of .40% of the average daily net assets of the U.S. Government Income Series and an annual fee of .55% of the average daily net assets of the Equity Series.

--------------------------------------------------------------------------------

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE C -- INVESTMENT SECURITIES TRANSACTIONS

Purchases and sales of fixed maturities and equity securities for the year ended July 31, 1999 were as follows:



                                                        T. Rowe Price
                                                           Growth                                 U.S.
                                                             and                               Government
                                                           Income              Equity            Income
                                       Bond Series         Series              Series            Series
                                      --------------    --------------     --------------     -------------
    U.S. Government Securities:
     Purchases                        $  24,478,274                                           $ 97,036,942
     Sales                               21,160,842                                             98,189,292
    Other Investment Securities:
     Purchases                           14,711,578     $  95,525,002      $  12,926,717         3,265,959
     Sales                                9,819,588        44,339,369         17,088,851         2,812,222


The cost of investments at July 31, 1999 was the same for both financial statement and federal income tax purposes. At July 31, 1999, the composition of unrealized appreciation and depreciation of investment securities was as follows:



                                                                Unrealized
                                                      Appreciation      Depreciation          Net
                                                     --------------    --------------   --------------
    Bond Series                                      $      51,525     $     805,234    $    (753,709)
    T. Rowe Price Growth and Income Series             114,817,646        14,965,295       99,852,351
    Equity Series                                       15,456,520         1,722,383       13,734,137
    U.S. Government Income Series                           73,246         1,068,880         (995,634)

--------------------------------------------------------------------------------

================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE D -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Trust were as follows:

                                                                    Shares Issued
                                                                    in Connection
                                                                with Reinvestment of
                                                                Net             Net
                                                            Investment       Realized
                                                              Income           Gain
                                                   Sold     Distributions  Distributions     Redeemed          Net
                                                 ---------  -------------  -------------     --------       ---------
YEAR ENDED JULY 31, 1999
   Bond Series                                   2,312,332      240,383         51,543       (682,801)      1,921,457
   T. Rowe Price Growth and Income Series        2,272,424      331,107      1,164,634       (812,020)      2,956,145
   Equity Series                                    94,561       56,914      1,098,636       (814,089)        436,022
   U.S. Government Income Series                   441,277      351,815        113,764       (828,203)         78,653




YEAR ENDED JULY 31, 1998
   Bond Series                                   1,821,690      164,017                      (270,227)      1,715,480
   T. Rowe Price Growth and Income Series        4,129,204      270,050        866,173       (313,712)      4,951,715
   Equity Series                                   797,059       63,241        535,647       (821,153)        574,794
   U.S. Government Income Series                 1,267,299      286,579                      (683,910)        869,968



NOTE E -- IMPACT OF YEAR 2000 (UNAUDITED)

Security Management has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has performed the necessary repairs to the systems as well as upgrades to infrastructure. All systems have been tested and certified and testing will continue throughout 1999. Security Management currently believes that the Year 2000 issue will not pose significant operational problems for Security Management's computer systems. However, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of Security Management.

--------------------------------------------------------------------------------

==================================================================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE F -- FINANCIAL HIGHLIGHTS

The per share information for each respective series' capital stock outstanding throughout the period is as follows:

                                               NET REALIZED
                                                   AND          TOTAL                    DISTRIBUTIONS
                      NET ASSET                 UNREALIZED      INCOME      DIVIDENDS        FROM        NET ASSET
                       VALUE AT       NET         GAINS          FROM       FROM NET       REALIZED      VALUE AT
                      BEGINNING    INVESTMENT   (LOSSES) ON    INVESTMENT   INVESTMENT     CAPITAL        END OF       TOTAL
                       OF YEAR       INCOME     INVESTMENTS    OPERATIONS    INCOME         GAINS          YEAR       RETURN(1)
                      -----------  ---------    -----------    ----------   ----------    -----------    ---------    ----------
BOND SERIES
Year ended July 31,
   1995               $   3.82     $   .24       $   .08       $   .32      $   (.22)                    $   3.92        8.38%
   1996                   3.92         .24          (.04)          .20          (.24)                        3.88        5.10
   1997                   3.88         .24           .14           .38          (.24)                        4.02        9.79
   1998                   4.02         .19           .11           .30          (.21)                        4.11        7.46
   1999                   4.11         .18          (.14)          .04          (.18)         (.04)          3.93        0.97


T. ROWE PRICE
   GROWTH AND
   INCOME SERIES
Year ended July 31,
   1995               $   9.26     $   .29       $  1.35       $  1.64      $   (.26)     $   (.06)      $  10.58       17.71%
   1996                  10.58         .30          1.56          1.86          (.30)         (.04)         12.10       17.58
   1997                  12.10         .30          4.69          4.99          (.29)         (.54)         16.26       41.24
   1998                  16.26         .28          1.27          1.55          (.30)         (.95)         16.56        9.53
   1999                  16.56         .29          2.45          2.74          (.29)        (1.00)         18.01       16.55


EQUITY SERIES
Year ended July 31,
   1995               $   4.99     $   .05       $   .71       $   .76      $   (.05)                    $   5.70       15.23%
   1996                   5.70         .10           .46           .56          (.05)     $   (.16)          6.05        9.82
   1997                   6.05         .09          2.60          2.69          (.11)         (.45)          8.18       44.46
   1998                   8.18         .07          1.04          1.11          (.08)         (.64)          8.57       13.57
   1999                   8.57         .06          1.42          1.48          (.07)        (1.44)          8.54       17.27


U.S. GOVERNMENT
   INCOME SERIES
Year ended July 31,
   1995               $   4.91     $   .21       $   .15       $   .36      $   (.14)                    $   5.13        7.33%
   1996                   5.13         .18           .04           .22          (.19)     $   (.01)          5.15        4.29
   1997                   5.15         .23           .20           .43          (.22)                        5.36        8.35
   1998                   5.36         .27           .06           .33          (.24)                        5.45        6.16
   1999                   5.45         .30          (.24)          .06          (.31)         (.10)          5.10        1.10


(1) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

----------------------------------------------------------------------------------------------------------------------------------

================================================================================================================
SECURITY FIRST TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE F -- FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   Ratio of
                                               Ratio of               Net
                                               Operating          Investment
                                               Expenses             Income           Portfolio       Net Assets
                                               to Average          to Average        Turnover          End of
                                               Net Assets          Net Assets          Rate             Year
                                               ----------         ------------       ---------     -------------
BOND SERIES
Year ended July 31,
   1995                                           1.29%               6.27%               56%      $   7,977,781
   1996                                            .90                6.32                34           8,981,365
   1997                                            .75                6.41                54          10,634,720
   1998                                            .73                5.78               125          17,934,392
   1999                                            .66                5.46               147          24,717,704


T. ROWE PRICE
   GROWTH AND INCOME SERIES
Year ended July 31,
   1995                                            .74%               3.10%                8%      $  83,789,646
   1996                                            .64                2.73                 8         112,552,893
   1997                                            .57                2.44                14         204,703,098
   1998                                            .57                1.92                11         290,441,528
   1999                                            .59                1.83                15         369,111,185

EQUITY SERIES
Year ended July 31,
   1995                                           1.00%               1.29%               84%      $   7,765,719
   1996                                           1.00                2.24                88          20,701,776
   1997                                           1.00*               1.56*               55          47,571,469
   1998                                            .91*                .86*               87          54,803,152
   1999                                            .81                 .72                23          58,313,162


U.S. GOVERNMENT INCOME SERIES
Year ended July 31,
   1995                                            .70%               5.19%               16%      $   5,996,149
   1996                                            .70                5.38               148          14,888,824
   1997                                            .70**              5.68**              62          28,889,460
   1998                                            .66**              5.53**             103          34,090,919
   1999                                            .71                5.37               307          32,312,549

* The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .98% and .81% and 1.05% and 1.51% for 1998 and 1997 respectively.


** The former investment adviser had agreed to waive a portion of its management and advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .90% and 5.27% and 1.04% and 5.34% for 1998 and 1997 respectively.

----------------------------------------------------------------------------------------------------------------

                                     PART C
                                OTHER INFORMATION

Item 23.       Exhibits

         (a)   Financial Statements
               --------------------

                  (1) Prospectus/Statement of Additional Information Describing Equity Series and U.S. Government Income Series:

                        o Condensed Financial Information (Per Share Income and Capital Changes Table) is included in Part A of the Registration Statement

                        o Financial statements for the above-referenced Series of Security First Trust are included in Part B of the Registration Statement

                  (2) Prospectus/Statement of Additional Information Describing
                  T. Rowe Price Growth and Income Series, Bond Series and U.S. Government Income Series:

                        o Condensed Financial Information (Per Share Income and Capital Changes Table) is included in Part A of the Registration Statement

                        o Financial statements for the above-referenced Series of Security First Trust are included in Part B of the Registration Statement

         (b)   Exhibits
               --------

         (1) Declaration of Trust*                                  (PEA No. 20)
         (2) By-Laws*                                               (PEA No. 20)
         (5)  a.  Master Investment Management                      (PEA No. 36)
              and Advisory Agreement, dated October 30, 1997
              b.  Sub-Advisory Agreement, October 30, 1997          (PEA No. 36)
              c.  Sub-Advisory Agreement, October 30, 1997          (PEA No. 36)
              d.  Sub-Advisory Agreement, March 27, 1998            (PEA No. 37)
         (11) Consents of Independent Auditors                      herewith
         (16) Powers of Attorney                                    (PEA No. 26)

Item 24.       Persons Controlled by or Under Common Control with the Fund

        Previously filed with the Securities and Exchange Commission as part of the Registration Statement of Security First Trust and incorporated herein by reference.


Item 25.       Indemnification

        Previously filed as part of the registration statement of Security First Trust and incorporated herein by reference.

Item 26.       Business and Other Connections of Investment Adviser

        Security First Investment Management Corporation is also investment adviser to two affiliated life insurance companies.

        Each of the directors and officers of Security First Investment Management Corporation is also an officer of its parent, Security First Group, Inc., and certain of its subsidiaries, including Security First Life Insurance Company. Each of these companies is located at 11365 West Olympic Boulevard, Los Angeles, California 90064.

Item 27.       Principal Underwriters

        Not applicable.

Item 28.       Location of Accounts and Records

        Books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder and records relating to shareholder records are maintained by The Bank of New York at 1 Wall Street, New York, New York 10286. Registrant's Agreement and Declaration of Trust, By-Laws and other records are maintained by the Registrant at its principal executive offices.

Item 29.       Management Services

        Registrant asserts that all material management related services contract provisions have been discussed in the Prospectus and Statement of Additional Information.

Item 30.       Undertakings

        The Trust undertakes to furnish each person to whom a prospectus is delivered with a copy of the Trust's latest annual or semi-annual report to shareholders upon request and without charge.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on this 29th day of Novmeber 1999.


                              SECURITY FIRST TRUST
                                  (Registrant)



                           By: /s/ Richard C. Pearson
                               -----------------------------
                               Richard C. Pearson, President

As required by the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                              Title                         Date
---------                              -----                         ----

/s/ Richard C. Pearson                 President                     November 29, 1999
------------------------
Richard C. Pearson


/s/ Jane F. Eagle                      Senior Vice President &       November 29, 1999
------------------------               Chief Financial Officer
Jane F. Eagle


Jack R. Borsting*                      Trustee                       November 29, 1999
------------------------
Jack R. Borsting


Katherine L. Hensley*                  Trustee                       November 29, 1999
------------------------
Katherine L. Hensley


/s/ Howard H Kayton                    Trustee                       November 29, 1999
------------------------
Howard H (nmn) Kayton


Lawrence E. Marcus*                    Trustee                       November 29, 1999
------------------------
Lawrence E. Marcus


/s/ Richard C. Pearson
------------------------
*(Richard C. Pearson as
Attorney-in-Fact for each
of the persons indicated)
